Exhibit 4.1
Execution Version
McKESSON CORPORATION
OFFICER’S CERTIFICATE
The undersigned, McKesson Corporation, a Delaware corporation (the “Company”), hereby certifies through Akinjide Falaki, its Senior Vice President and Treasurer, pursuant to Sections 2.1, 2.3 and 11.5 of the Indenture, dated February 15, 2023 (the “Indenture”), by and between the Company, as Issuer, and U.S. Bank Trust Company, National Association, as Trustee, as follows:
1.The form and terms of the 4.650% Notes due 2030 (the “2030 Notes”), as set forth on Annex A attached hereto, the form and terms of the 4.950% Notes due 2032 (the “2032 Notes”), as set forth on Annex B attached hereto, and the form and terms of the 5.250% Notes due 2035 (the “2035 Notes”), as set forth on Annex C attached hereto, have been established pursuant to Sections 2.1 and 2.3 of the Indenture and comply with the Indenture.
2.The undersigned has read the Indenture.
3.The statements made in this Officer’s Certificate are based upon an examination of the 2030 Notes, 2032 Notes, and 2035 Notes under the Indenture, upon an examination of and familiarity with the Indenture, upon the general knowledge of and familiarity with the operations of the Company of the undersigned and upon the performance of his duties as an Officer of the Company.
4.In the opinion of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not the covenants and conditions provided for in the Indenture relating to the issuance and authentication of each of the 2030 Notes, 2032 Notes, and 2035 Notes have been complied with.
5.In the opinion of the undersigned, with respect to the foregoing, the covenants and conditions provided for in the Indenture relating to the issuance and authentication of each of the 2030 Notes, 2032 Notes, and 2035 Notes have been complied with.
Capitalized terms used herein without definition have the meanings assigned to them in the Indenture.
Signatures transmitted by facsimile or other electronic transmission (including any electronic signature permitted and complying with the federal Electronic Signatures in Global and National Commerce Act, statement enactments of the Uniform Electronic Transactions Act, the U.S. Federal ESIGN Act of 2000, e.g., www.docusign.com) and/or any other relevant electronic signatures law, including any relevant provision of the Uniform Commercial Code/UCC (collectively, “Signature Law”), in each case to the extent applicable, shall be deemed to be an original signature for all purposes, and have the same validity, legal effect, and admissibility in evidence as an original manual signature. The Trustee shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Officer’s Certificate to be executed by its duly authorized officer this 30th day of May, 2025.

McKESSON CORPORATION

By:	/s/ Akinjide Falaki
Name: Akinjide Falaki
Title: Senior Vice President and Treasurer
[Signature Page to Officer’s Certificate under the Indenture]

ANNEX A
Pursuant to Section 2.3 of the Indenture, dated February 15, 2023 (the “Indenture”), between McKesson Corporation, a Delaware corporation (the “Issuer”), and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), the terms of a series of securities to be issued pursuant to the Indenture are as follows:
A.Designation. The designation of the securities is “4.650% Notes due 2030” (the “2030 Notes”).
B.Initial Aggregate Principal Amount. The 2030 Notes shall be limited in initial aggregate principal amount to $650,000,000 (except for 2030 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3 of the Indenture).
C.Currency Denomination. The 2030 Notes shall be denominated in Dollars.
D.Maturity. The date on which the principal of the 2030 Notes is payable is May 30, 2030.
E.Rate of Interest; Interest Payment Date; Regular Record Dates. The 2030 Notes shall bear interest from May 30, 2025 at 4.650% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on May 30 and November 30 of each year, commencing on November 30, 2025, to the persons in whose names the 2030 Notes are registered at the close of business on the immediately preceding day, whether or not such day is a Business Day. Interest on the 2030 Notes shall accrue from the most recent date to which interest has been paid, or if no interest has been paid, from May 30, 2025. Interest on the 2030 Notes will be computed on the basis of a 360-day year composed of twelve 30-day months. If any interest payment date would otherwise be a day that is not a Business Day, such interest payment date will be postponed to the next date that is a Business Day and no additional interest shall accrue. If the maturity date of the 2030 Notes falls on a day that is not a Business Day, the related payment of principal, premium, if any, and interest will be made on the next Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next Business Day. For the purposes of the 2030 Notes, “Business Day” is any day that is not a Saturday, Sunday or other day on which banking institutions in New York City or the place of payment on the 2030 Notes are authorized or required by law to close.
F.Place of Payment. Principal of, premium, if any, and interest on the 2030 Notes shall be payable, and the transfer of the 2030 Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in Philadelphia, Pennsylvania, except that, at the option of the Issuer, interest may be paid by mailing a check to the address of the person entitled thereto as it appears on the 2030 Notes register; provided, however, that while any 2030 Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the 2030 Notes may be made by wire transfer to the account of the Depositary or its nominee.
G.Optional Redemption.
Prior to April 30, 2030, the Issuer may redeem the 2030 Notes at its option, in whole or in part, at any time and from time to time, for cash, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points less (b) interest accrued to the date of redemption; and (ii) 100% of the principal amount of the 2030 Notes being redeemed; plus, in either case, accrued and unpaid interest thereon to, but not including, the redemption date. On or after April 30, 2030, the Issuer may redeem the 2030 Notes at its option, in whole or in part, at any time and from time to time, for cash at a redemption price equal to 100% of the principal amount of the 2030 Notes being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date.
“Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs.
The Treasury Rate will be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer will select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the maturity date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and will interpolate to the maturity date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.
If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer will calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the maturity date, as applicable. If there is no United States Treasury security maturing on the maturity date but there are two or more United States Treasury securities with a maturity date equally distant from the maturity date, one with a maturity date preceding the maturity date and one with a maturity date following the maturity date, the Issuer will select the United States Treasury security with a maturity date preceding the maturity date. If there are two or more United States Treasury securities maturing on the maturity date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer will select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.
The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.
Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of the 2030 Notes to be redeemed.
Any notice of redemption may be given prior to the completion of any event or transaction, including any securities offering or other corporate transaction, and any redemption or notice of redemption may be subject to the satisfaction of one or more conditions precedent, including the completion of any such securities offering or corporate transaction. If any redemption or notice of redemption is subject to the satisfaction of one or more conditions precedent, the applicable notice of redemption will so state and will state that the redemption date may be delayed until such time as any or all of such conditions precedent have been satisfied, or such redemption may not occur and such notice of redemption may be rescinded in the event that any or all such conditions precedent have not been satisfied by the redemption date, or by the redemption date so delayed.
In the case of a partial redemption, selection of the 2030 Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No 2030 Notes of a principal amount of $2,000 or less will be redeemed in part. If any 2030 Note is to be redeemed in part only, the notice of redemption that relates to the 2030 Note will state the portion of the principal amount of the 2030 Note to be redeemed. A new 2030 Note in a principal amount equal to the unredeemed portion of the 2030 Note will be issued in the name of the Holder of the 2030 Note upon surrender for cancellation of the original 2030 Note. For so long as the 2030 Notes are held by DTC, the redemption of the 2030 Notes shall be done in accordance with the policies and procedures of the Depositary.
Unless the Issuer defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the 2030 Notes or portions thereof called for redemption.
H.Change of Control. If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer has previously exercised its right to redeem the 2030 Notes in whole as described above, Holders of the 2030 Notes will have the right to require the Issuer to repurchase all or any part (in integral multiples of $1,000 original principal amount) of their 2030 Notes pursuant to the offer described below (the “Change of Control Offer”); provided that the principal amount of any Note remaining outstanding after a repurchase in part shall be $2,000 or a higher integral multiple of $1,000. In the Change of Control Offer, the Issuer will be required to offer payment in cash equal to 101% of the then outstanding aggregate principal amount of 2030 Notes repurchased plus accrued and unpaid interest, if any, on the 2030 Notes repurchased, to, but not including, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Issuer will be required to mail a notice to Holders of the 2030 Notes describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the 2030 Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The Issuer must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the 2030 Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Issuer will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.
On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to: (i) accept for payment all 2030 Notes or portions thereof properly tendered pursuant to the Change of Control Offer; (ii) irrevocably deposit with the Paying Agent, no later than 10:00 a.m., New York City time, an amount equal to the Change of Control Payment in respect of all 2030 Notes or portions thereof properly tendered; and (iii) deliver or cause to be delivered to the Trustee the 2030 Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of 2030 Notes or portions of 2030 Notes being repurchased.
The Paying Agent will promptly mail (or, in the case of 2030 Notes held in book-entry form, transmit electronically) to each Holder of the 2030 Notes properly tendered the repurchase price for such 2030 Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unrepurchased portion of any 2030 Notes surrendered; provided, that each new Note will be in a principal amount of $2,000 or an integral multiple of $1,000 thereafter.
The Issuer will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Issuer and the third party repurchases all 2030 Notes properly tendered and not withdrawn under its offer. In addition, the Issuer will not repurchase any 2030 Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.
“Below Investment Grade Rating Event” means the 2030 Notes are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the 2030 Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).
“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries taken as a whole to any Person other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3) the first day on which a majority of the members of the Issuer’s Board of Directors are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (i) the Issuer becomes a wholly owned subsidiary of a holding company and (ii) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.
“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.
“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Issuer who (1) was a member of such Board of Directors on the date of original issue of the 2030 Notes; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Issuer’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).
“Fitch” means Fitch Ratings Inc., a subsidiary of Hearst Corporation and Fimalac, S.A., or its successor.
“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Fitch or Moody’s and BBB- (or the equivalent) by S&P.
“Moody’s” means Moody’s Investors Service, Inc., or its successor.
“Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any one or more of Fitch, Moody’s or S&P ceases to rate the 2030 Notes or fails to make a rating of the 2030 Notes publicly available for reasons outside of the Issuer’s reasonable control, then, at the Issuer’s election, either (x) each of the remaining agencies, as the case may be, or (y) each of the remaining agencies, as the case may be, and any “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer (as certified by a Board Resolution) as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.

“S&P” means S&P Global Ratings, a division of S&P Global, Inc., or its successor.
I.Mandatory Redemption. The 2030 Notes are not mandatorily redeemable and are not entitled to the benefit of a sinking fund or any analogous provisions.
J.Denominations. The 2030 Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.
K.Amount Payable Upon Acceleration. The principal of the 2030 Notes shall be payable upon declaration of acceleration pursuant to Section 5.1 of the Indenture.
L.Payment Currency. Principal and interest on the 2030 Notes shall be payable in Dollars.
M.Payment Currency - Election. The principal of and interest on the 2030 Notes shall not be payable in a currency other than Dollars.
N.Payment Currency - Index. The principal of and interest on the 2030 Notes shall not be determined with reference to an index based on a coin or currency.
O.Registered Securities. The 2030 Notes shall be issued only as Registered Securities. The 2030 Notes shall be issuable as Registered Global Securities.
P.Additional Amounts. The Issuer shall not pay additional amounts on the 2030 Notes held by a Person that is not a U.S. person in respect of taxes or similar charges withheld or deducted.
Q.Registrar; Paying Agent; Depositary. The entity acting as Trustee shall initially serve as the Registrar and Paying Agent. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the 2030 Notes.
R.Events of Default; Covenants. There shall be no deletions from or modifications or additions to the Events of Default set forth in Section 5.1 of the Indenture with respect to the 2030 Notes. There shall be the following additions to the covenants of the Issuer set forth in Article III of the Indenture with respect to the 2030 Notes:
Limitation on Liens. The Issuer covenants that, so long as any of the 2030 Notes remain outstanding, it shall not, nor shall it permit any Consolidated Subsidiary to, create or assume any Indebtedness for money borrowed which is secured by a mortgage, pledge, security interest or lien (“liens”) of or upon any assets, whether now owned or hereafter acquired, of the Issuer or any such Consolidated Subsidiary without equally and ratably securing the 2030 Notes by a lien ranking equally to and ratably with (or at the option of the Issuer, senior to) such secured Indebtedness, except that the foregoing restriction shall not apply to (a) liens on any assets of any corporation existing at the time such corporation becomes a Consolidated Subsidiary; (b) liens on any assets existing at the time of acquisition of such assets by the Issuer or a Consolidated Subsidiary, or liens to secure the payment of all or any part of the purchase price of such assets upon the acquisition of such assets by the Issuer or a Consolidated Subsidiary or to secure any indebtedness incurred or guaranteed by the Issuer or a Consolidated Subsidiary prior to, at the time of, or within 360 days after such acquisition (or in the case of real property, the completion of construction (including any improvements on an existing asset) or commencement of full operation of such asset, whichever is later), which indebtedness is incurred or guaranteed for the purpose of financing all or any part of the purchase price thereof or, in the case of real property, construction or improvements thereon; (c) liens on any assets securing indebtedness owed by any Consolidated Subsidiary to the Issuer or another wholly owned Subsidiary; (d) liens on any assets of a corporation existing at the time such corporation is merged into or consolidated with the Issuer or a Subsidiary or at the time of a purchase, lease or other acquisition of the assets of a corporation or firm as an entirety or substantially as an entirety by the Issuer or a Subsidiary; (e) liens on any assets of the Issuer or a Consolidated Subsidiary in favor of the United States of America or any state thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price (or, in the case of real property, the cost of construction) of the assets subject to such liens (including, but not limited to, liens incurred in connection with pollution control, industrial revenue or similar financing); (f) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any lien referred to in the foregoing clauses (a) to (e), inclusive; (g) liens imposed by law, such as mechanics’, workmen’s, repairmen’s, materialmen’s, carriers’, warehousemen’s, vendors’ or other similar liens arising in the ordinary course of business, or governmental (federal, state or municipal) liens arising out of contracts for the sale of products or services by the Issuer or any Consolidated Subsidiary, or deposits or pledges to obtain the release of any of the foregoing liens; (h) pledges, liens or deposits under workers’ compensation laws or similar legislation and liens or judgments thereunder which are not currently dischargeable, or in connection with bids, tenders, contracts (other than for the payment of money) or leases to which the Issuer or any Consolidated Subsidiary is a party, or to secure public or statutory obligations of the Issuer or any Consolidated Subsidiary, or in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters, or to secure surety, appeal or customs bonds to which the Issuer or any Consolidated Subsidiary is a party, or in litigation or other proceedings such as, but not limited to, interpleader proceedings, and other similar pledges, liens or deposits made or incurred in the ordinary course of business; (i) liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including liens arising out of judgments or awards against the Issuer or any Consolidated Subsidiary with respect to which the Issuer or such Consolidated Subsidiary is in good faith prosecuting an appeal or proceedings for review or for which the time to make an appeal has not yet expired; or final unappealable judgment liens which are satisfied within 15 days of the date of judgment; or liens incurred by the Issuer or any Consolidated Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Issuer or such Consolidated Subsidiary is a party; (j) liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings; landlords’ liens on property held under lease; and any other liens or charges incidental to the conduct of the business of the Issuer or any Consolidated Subsidiary or the ownership of the assets of any of them which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not, in the opinion of the Issuer, materially impair the use of such assets in the operation of the business of the Issuer or such Consolidated Subsidiary or the value of such assets for the purposes thereof; (k) liens relating to accounts receivable of the Issuer or any of its Subsidiaries which have been sold, assigned or otherwise transferred to another Person in a transaction classified as a sale of accounts receivable in accordance with accounting principles generally accepted in the United States of America (to the extent the sale by the Issuer or the applicable Subsidiary is deemed to give rise to a lien in favor of the purchaser thereof in such accounts receivable or the proceeds thereof); or (l) liens on any assets of the Issuer or any of its Subsidiaries (including Receivables Subsidiaries) incurred in connection with a Qualified Receivables Transaction. Notwithstanding the above, the Issuer or any Consolidated Subsidiary may, without securing the 2030 Notes, create or assume any Indebtedness which is secured by a lien which would otherwise be subject to the foregoing restrictions, provided that at the time of such creation or assumption, after giving effect thereto, Exempted Debt does not exceed 10% of the total assets of the Issuer and its Subsidiaries on a consolidated basis, determined in accordance with accounting principles generally accepted in the United States of America.
Limitation on Sale and Lease-Back Transactions. The Issuer covenants that, so long as any of the 2030 Notes remain outstanding, the Issuer will not, nor shall the Issuer permit any Consolidated Subsidiary to, enter into any sale and lease-back transaction with respect to any assets, other than any sale and lease-back transaction involving a lease for a term of not more than three years, unless either (a) the Issuer or such Consolidated Subsidiary would be entitled to incur Indebtedness secured by a lien on the assets to be leased in an amount at least equal to the Attributable Debt in respect of such transaction without equally and ratably securing the 2030 Notes pursuant to clauses (a) through (k) inclusive of the covenant with respect to “Limitation on Liens” above, or (b) the proceeds of the sale of the assets to be leased are at least equal to their fair market value (as determined by the Board of Directors of the Issuer) and the proceeds are applied to the purchase or acquisition (or, in the case of real property, the construction) of assets or to the retirement (other than at maturity or pursuant to a mandatory sinking fund or mandatory redemption provision) of indebtedness. The foregoing limitation shall not apply, if at the time the Issuer or any Consolidated Subsidiary enters into such sale and lease-back transaction, and after giving effect thereto, Exempted Debt does not exceed 10% of the total assets of the Issuer and its Subsidiaries on a consolidated basis, determined in accordance with accounting principles generally accepted in the United States of America.
The term “Attributable Debt” in connection with a sale and lease-back transaction shall mean, as of the date of determination, the lesser of (a) the fair value of the assets subject to such transaction, as determined by the Board of Directors of the Issuer, or (b) the present value (discounted at the rate of interest set forth in or implicit in the terms of such lease or, if it is not practicable to determine such rate, the weighted average interest rate per annum borne by all series of Securities then Outstanding and subject to the “Limitation on Sale and Lease-Back Transactions” covenant above compounded semi-annually, in either case as determined by the principal accounting or financial officer of the Issuer) of the remaining obligations of the Issuer or any Consolidated Subsidiary for net rental payments during the remaining term of all leases (including any period for which such lease has been extended or may, at the option of the lessor, be extended).
The term “Consolidated Subsidiary” shall mean any Subsidiary substantially all the property of which is located, and substantially all the operations of which are conducted, in the United States of America whose financial statements are consolidated with those of the Issuer in accordance with accounting principles generally accepted in the United States of America.
The term “Exempted Debt” shall mean the sum of the following as of the date of determination: (i) Indebtedness of the Issuer and its Consolidated Subsidiaries incurred after the date of issuance of the 2030 Notes and secured by liens not permitted to be created or assumed pursuant to the covenant with respect to “Limitation on Liens” above, and (ii) Attributable Debt of the Issuer and its Consolidated Subsidiaries in respect of every sale and lease-back transaction entered into after the date of issuance of the 2030 Notes, other than leases expressly permitted by the covenant with respect to “Limitation on Sale and Lease-Back Transactions” above.
The term “Indebtedness” shall mean all items classified as indebtedness on the most recently available consolidated balance sheet of the Issuer and its

Consolidated Subsidiaries, in accordance with accounting principles generally accepted in the United States of America.
The term “net rental payments” under any lease of any period shall mean the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges.
The term “Qualified Receivables Transaction” shall mean any transaction or series of transactions entered into by the Issuer or any of its Subsidiaries pursuant to which the Issuer or any of its Subsidiaries sells, conveys or otherwise transfers to (i) a Receivables Subsidiary (in the case of a transfer by the Issuer or any of its Subsidiaries) and (ii) any other Person (in the case of a transfer by a Receivables Subsidiary), or grants a security interest in, any accounts receivable (whether now existing or arising in the future) or inventory of the Issuer or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all contracts and all guarantees or other obligations in respect of such accounts receivable or inventory, proceeds of such accounts receivable and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable or inventory.
The term “Receivables Subsidiary” shall mean a Subsidiary of the Issuer which engages in no activities other than in connection with the financing of accounts receivable or inventory (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by the Issuer or any Subsidiary of the Issuer (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction), (ii) is recourse or obligates the Issuer or any Subsidiary of the Issuer in any way other than pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction or (iii) subjects any property or asset of the Issuer or any Subsidiary of the Issuer (other than accounts receivable or inventory and related assets as provided in the definition of “Qualified Receivables Transaction”), directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction, (b) with which neither the Issuer nor any

Subsidiary of Issuer has any material contract, agreement, arrangement or understanding other than on terms customary for securitization of receivables or inventory and (c) with which neither the Issuer nor any Subsidiary of the Issuer has any obligations to maintain or preserve such Subsidiary’s financial condition or cause such Subsidiary to achieve certain levels of operating results.
S.Reports by the Issuer. The following shall supersede and replace in its entirety Section 4.2 “Reports by the Issuer” in the Indenture with respect to the 2030 Notes:
a)REPORTS BY THE ISSUER. The Issuer will file with the Trustee, within 15 days after it is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports that it may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act or pursuant to Section 314 of the Trust Indenture Act. Notwithstanding anything to the contrary in the Indenture, all required reports, information and documents referred to above shall be deemed filed with the Trustee at the time such reports, information or documents are publicly filed with the Commission via the Commission’s EDGAR filing system (or any successor system). For purposes of clarification, the foregoing sentence does not impose on the Trustee any duty to search for or obtain any electronic or other filings that the Issuer makes with the Commission, regardless of whether such filings are periodic, supplemental or otherwise. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer’s compliance with any covenants contained in the Indenture or the 2030 Notes (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates).
T.Satisfaction and Discharge of Indenture. The following shall supersede and replace in its entirety Section 10.1 “Satisfaction and Discharge of Indenture” in the Indenture with respect to the 2030 Notes:
a)SATISFACTION AND DISCHARGE OF INDENTURE.
(A)If at any time (i) the Issuer shall have paid or caused to be paid the principal of and interest on all the 2030 Notes Outstanding (other than 2030 Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9 of the Indenture) as and when the same shall have become due and payable, or (ii) the Issuer shall have delivered to the Trustee for cancellation all 2030 Notes theretofore authenticated (other than any 2030 Notes which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.9 of the Indenture) or (iii) (a) all the 2030 Notes not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (b) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust the entire amount in (i) cash (other than moneys repaid by the Trustee or any paying agent to the Issuer in accordance with Section 10.4 of the Indenture), (ii) direct obligations of the United States of America, backed by its full faith and credit (“U.S. Government Obligations”), maturing as to principal and interest at such times and in such amounts as will insure the availability of cash sufficient to pay at such maturity or upon such redemption, as the case may be, or (iii) a combination thereof, sufficient to pay (x) the principal and interest on all 2030 Notes on each date that such principal or interest is due and payable and (y) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the 2030 Notes; and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable under the Indenture or the 2030 Notes by the Issuer, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange of the 2030 Notes pursuant to Section 2.8 of the Indenture and the Issuer’s right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen 2030 Notes, (iii) rights of holders of 2030 Notes to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (iv) any optional redemption rights of the 2030 Notes to the extent to be exercised to make such call for redemption within one year, (v) the rights, obligations, duties and immunities of the Trustee under the Indenture, including those under Section 6.6 of the Indenture, (vi) the rights of the Holders of 2030 Notes as beneficiaries of the Indenture with respect to the property so deposited with the Trustee payable to all or any of them, and (vii) the obligations of the Issuer under Section 3.2 of the Indenture) and the Trustee, on demand of the Issuer accompanied by an Officer’s Certificate and an Opinion of Counsel and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging the Indenture; provided, that the rights of Holders of the 2030 Notes to receive amounts in respect of principal of and interest on the 2030 Notes held by them shall not be delayed longer than required by then-applicable mandatory rules or policies of any securities exchange upon which the 2030 Notes are listed. The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the 2030 Notes.
(B)The following provisions shall apply to the 2030 Notes unless specifically otherwise provided in a Board Resolution, Officer’s Certificate or indenture supplemental to the Indenture provided pursuant to Section 2.3 of the Indenture. In addition to discharge of the Indenture pursuant to the next preceding paragraph, the Issuer shall be deemed to have paid and discharged the entire indebtedness on all the 2030 Notes on the date of the deposit referred to in subparagraph (a) below, and the provisions of the Indenture with respect to the 2030 Notes shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of the 2030 Notes pursuant to Section 2.8 of the Indenture and the Issuer’s right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen 2030 Notes, (iii) rights of Holders of 2030 Notes to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (iv) any optional redemption rights of the 2030 Notes to the extent to be exercised to make such call for redemption within one year, (v) the rights, obligations, duties and immunities of the Trustee under the Indenture, (vi) the rights of the Holders of 2030 Notes as beneficiaries of the Indenture with respect to the property so deposited with the Trustee payable to all or any of them and (vii) the obligations of the Issuer under Section 3.2 of the Indenture) and the Trustee, at the expense of the Issuer, shall at the Issuer’s request, execute proper instruments acknowledging the same, if (a) with reference to this provision the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the 2030 Notes (i) cash in an amount, or (ii) U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash, or (iii) a combination thereof, sufficient to pay (A) the principal and interest on all 2030 Notes on each date that such principal or interest is due and payable and (b) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the 2030 Notes; (b) such deposit will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Issuer is a party or by which it is bound; (c) the Issuer has delivered to the Trustee an Opinion of Counsel based on the fact that (x) the Issuer has received from, or there has been published by, the IRS a ruling or (y) since the date hereof, there has been a change in the applicable United States Federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the 2030 Notes will not recognize income, gain or loss for United States Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to United States Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred; and (d) the Issuer has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this provision have been complied with.
(C) The Issuer shall be released from its obligations under Sections 3.6 and 9.1 of the Indenture and unless otherwise provided for in the Board Resolution, Officer’s Certificate or indenture supplemental hereto establishing the 2030 Notes, from all covenants and other obligations referred to in Section 2.3(19) or 2.3(21) of the Indenture with respect to the 2030 Notes Outstanding on and after the date the conditions set forth below are satisfied (hereinafter, “covenant defeasance”). For this purpose, such covenant defeasance means that, with respect to the Outstanding 2030 Notes, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in such Section, whether directly or indirectly by reason of any reference elsewhere herein to such Section or by reason of any reference in such Section to any other provision herein or in any other document and such omission to comply shall not constitute an Event of Default under Section 5.1 of the Indenture, but the remainder of the Indenture and the 2030 Notes shall be unaffected thereby. The following shall be the conditions to application of this subsection C:
(a) The Issuer has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the 2030 Notes, (i) cash in an amount, or (ii) U.S. Government Obligations maturing as to principal and interest at such times and in such amounts as will insure the availability of cash or (iii) a combination thereof, sufficient to pay (A) the principal and interest on all 2030 Notes and (B) any mandatory sinking fund payments on the day on which such payments are due and payable in accordance with the terms of the Indenture and the 2030 Notes;
(b) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the 2030 Notes shall have occurred and be continuing on the date of such deposit;
(c) Such covenant defeasance shall not cause the Trustee to have a conflicting interest as referenced in Section 6.9 of the Indenture and for purposes of the Trust Indenture Act, with respect to any securities of the Issuer;
(d) Such covenant defeasance shall not result in a breach or violation of, or constitute a default under any agreement or instrument to which the Issuer is a party or by which it is bound;
(e) Such covenant defeasance shall not cause any 2030 Notes then listed on any registered national securities exchange under the Exchange Act to be delisted;
(f) The Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the 2030 Notes will not recognize income, gain or loss for United States Federal income tax purposes as a result of such covenant defeasance and will be subject to United States Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and
(g) The Issuer shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the covenant defeasance contemplated by this provision have been complied with.
U.Conversion and Exchange. The 2030 Notes shall not be convertible into or exchangeable for any other security.
V.Additional Issues. The Issuer may, without notice to or the consent of the Holders of the 2030 Notes, create and issue additional notes with the same terms as the 2030 Notes in all respects, except for the issue date, the public offering price and, under certain circumstances, the first interest payment date. Such additional notes shall be consolidated and form a single series with the 2030 Notes. If such additional notes are not fungible with the 2030 Notes for United States Federal income tax purposes, such additional notes will have a separate CUSIP number.
W.Other Terms. The 2030 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2030 Notes attached hereto as Annex A-1. In case of any conflict between this Annex A and the 2030 Notes, the form of the 2030 Notes shall control.
X.Access to Information. The Issuer and the Holders shall cooperate with the Trustee and shall provide the Trustee with reasonable access to, and copies of, documents or information necessary for the Trustee to comply with any cost basis reporting obligations imposed on it by a governmental authority in connection with certain transfers or exchanges of 2030 Notes. Notwithstanding the foregoing, no duty shall be imposed upon the Trustee by virtue of this clause.
Capitalized terms used but not otherwise defined in this Annex A shall have the respective meanings ascribed to such terms in the Indenture.

ANNEX A-1
[FORM OF 2030 NOTE]
REGISTERED    REGISTERED
THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS REGISTERED GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

No. R –[ ]	ISIN NO. US581557BW49

CUSIP NO. 581557 BW4
McKESSON CORPORATION
4.650% NOTES DUE MAY 30, 2030
McKesson Corporation, a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [               ] Dollars ($[               ]) and to pay interest on said principal sum from May 30, 2025 or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on May 30 and November 30 (the “Interest Payment Dates”) of each year commencing on November 30, 2025, at the rate of 4.650% per annum until the principal hereof shall have become due and payable.
In the event that any Interest Payment Date is not a Business Day, such Interest Payment Date will be postponed to the next date that is a Business Day and no additional interest shall accrue. If the maturity date of the 2030 Notes falls on a day that is not a Business Day, the related payment of principal, premium, if any, and interest will be made on the next Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next Business Day.

The amount of interest payable shall be computed on the basis of a 360-day year composed of twelve 30-day months. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding day prior to such Interest Payment Date, as applicable. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such record date and may be paid to the person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given by mail by or on behalf of the Issuer to the registered Holders of 2030 Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Issuer maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the person entitled thereto at such address as shall appear in the registry books; provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee. Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual or facsimile signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
Capitalized terms used in this 2030 Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.
The provisions of this 2030 Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.
[Signature Page Follows]

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

McKESSON CORPORATION

By:
Name: Akinjide Falaki
Title: Senior Vice President and Treasurer
CERTIFICATE OF AUTHENTICATION
This is one of the Securities
referred to in the within-mentioned
Indenture.
U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION
as Trustee
By: __________________________
Authorized Signatory
Dated: ________________________
Signature Page to 2030 Note

[FORM OF REVERSE SIDE OF 2030 NOTE]
This Note is one of a duly authorized series of securities (the “Securities”) of the Issuer designated as its 4.650% Notes due May 30, 2030 (the “2030 Notes”). The Securities are all issued or to be issued under and pursuant to an Indenture, dated February 15, 2023 (the “Indenture”), duly executed and delivered between the Issuer and U.S. Bank Trust Company, National Association as trustee with respect to the 2030 Notes (the “Trustee”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Securities and the terms upon which the 2030 Notes are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.
The 2030 Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the 2030 Notes are exchangeable for a like aggregate principal amount of 2030 Notes as requested by the Holder surrendering the same.
Except as set forth below, this Note is not redeemable and is not entitled to the benefit of a sinking fund or any analogous provision.
Prior to April 30, 2030, the Issuer may redeem the 2030 Notes at its option, in whole or in part, at any time and from time to time, for cash, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points less (b) interest accrued to the date of redemption; and (ii) 100% of the principal amount of the 2030 Notes being redeemed; plus, in either case, accrued and unpaid interest thereon to, but not including, the redemption date. On or after April 30, 2030, the Issuer may redeem the 2030 Notes at its option, in whole or in part, at any time and from time to time, for cash at a redemption price equal to 100% of the principal amount of the 2030 Notes being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date.
“Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs.
The Treasury Rate will be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer will select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the maturity date (the “Remaining

Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and will interpolate to the maturity date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.
If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer will calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the maturity date, as applicable. If there is no United States Treasury security maturing on the maturity date but there are two or more United States Treasury securities with a maturity date equally distant from the maturity date, one with a maturity date preceding the maturity date and one with a maturity date following the maturity date, the Issuer will select the United States Treasury security with a maturity date preceding the maturity date. If there are two or more United States Treasury securities maturing on the maturity date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer will select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.
The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.
Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of the 2030 Notes to be redeemed.
Any notice of redemption may be given prior to the completion of any event or transaction, including any securities offering or other corporate transaction, and any redemption or notice of redemption may be subject to the satisfaction of one or more conditions precedent, including the completion of any such securities offering or corporate transaction. If any redemption or notice of redemption is subject to the satisfaction of one or more conditions precedent, the applicable notice of redemption will so state and will state that the redemption date may be delayed until such time as any or all of such conditions precedent have been satisfied, or such redemption may not occur and such notice of redemption may be rescinded in the event that any or all such conditions precedent have not been satisfied by the redemption date, or by the redemption date so delayed.

In the case of a partial redemption, selection of the 2030 Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No 2030 Notes of a principal amount of $2,000 or less will be redeemed in part. If any 2030 Note is to be redeemed in part only, the notice of redemption that relates to the 2030 Note will state the portion of the principal amount of the 2030 Note to be redeemed. A new 2030 Note in a principal amount equal to the unredeemed portion of the 2030 Note will be issued in the name of the Holder of the 2030 Note upon surrender for cancellation of the original 2030 Note. For so long as the 2030 Notes are held by DTC, the redemption of the 2030 Notes shall be done in accordance with the policies and procedures of the Depositary.
Unless the Issuer defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the 2030 Notes or portions thereof called for redemption.
If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer has previously exercised its right to redeem the 2030 Notes in whole as described above, Holders of the 2030 Notes will have the right to require the Issuer to repurchase all or any part (in integral multiples of $1,000 original principal amount) of their 2030 Notes pursuant to the offer described below (the “Change of Control Offer”); provided that the principal amount of any Note remaining outstanding after a repurchase in part shall be $2,000 or a higher integral multiple of $1,000. In the Change of Control Offer, the Issuer will be required to offer payment in cash equal to 101% of the then outstanding aggregate principal amount of 2030 Notes repurchased plus accrued and unpaid interest, if any, on the 2030 Notes repurchased, to, but not including, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Issuer will be required to mail a notice to Holders of the 2030 Notes (with a copy to the Trustee and the paying agent (if other than the entity acting as Trustee)) describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the 2030 Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The Issuer must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the 2030 Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Issuer will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.
On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to: (i) accept for payment all 2030 Notes or portions thereof properly tendered pursuant to the Change of Control Offer; (ii) irrevocably deposit with the paying agent, no later than 10:00 a.m., New York City time, an amount equal to the Change of Control Payment in respect of all 2030 Notes or portions thereof properly tendered; and (iii) deliver or cause to be delivered to the Trustee the 2030 Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of 2030 Notes or portions of 2030 Notes being repurchased.

The paying agent will promptly mail (or, in the case of 2030 Notes held in book-entry form, transmit electronically) to each Holder of the 2030 Notes properly tendered the repurchase price for such 2030 Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unrepurchased portion of any 2030 Notes surrendered; provided, that each new Note will be in a principal amount of $2,000 or an integral multiple of $1,000 thereafter.
Notwithstanding the foregoing, the Issuer will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Issuer and the third party repurchases all 2030 Notes properly tendered and not withdrawn under its offer. In addition, the Issuer will not repurchase any 2030 Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.
“Below Investment Grade Rating Event” means the 2030 Notes are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the 2030 Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).
“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries taken as a whole to any Person other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3) the first day on which a majority of the members of the Issuer’s Board of Directors are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (i) the Issuer becomes a wholly owned subsidiary of a holding company and (ii) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.
“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.
“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Issuer who (1) was a member of such Board of Directors on the date of original issue of the 2030 Notes; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Issuer’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Fitch” means Fitch Ratings Inc., a subsidiary of Hearst Corporation and Fimalac, S.A., or its successor.
“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Fitch or Moody’s and BBB- (or the equivalent) by S&P.
“Moody’s” means Moody’s Investors Service, Inc., or its successor.
“Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any one or more of Fitch, Moody’s or S&P ceases to rate the 2030 Notes or fails to make a rating of the 2030 Notes publicly available for reasons outside of the Issuer’s reasonable control, then, at the Issuer’s election, either (x) each of the remaining agencies, as the case may be, or (y) each of the remaining agencies, as the case may be, and any “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer (as certified by a Board Resolution) as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.
“S&P” means S&P Global Ratings, a division of S&P Global, Inc., or its successor.
If an Event of Default with respect to the 2030 Notes shall occur and be continuing, the principal of all the 2030 Notes may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Senior Securities or Subordinated Securities, as the case may be, of all series issued under such Indenture then outstanding and affected (each voting as one class), to add any provisions to, or change in any manner, eliminate or waive any of the provisions of, such Indenture or modify in any manner the rights of the holders of the Securities or Coupons so affected; provided that the Issuer and the Trustee, may not, without the consent of the holder of each Outstanding Security affected thereby, (i) extend the final maturity of the principal of any Security or reduce the principal amount thereof or premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or change the currency in which the principal thereof (other than as otherwise may be provided with respect to such series), premium, if any, or interest thereon is payable or reduce the amount of the principal of any Original Issue Discount Security that is payable upon acceleration or provable in bankruptcy, or in the case of Subordinated Securities of any series, modify any of the subordination provisions or the definition of “Senior Indebtedness” relating to such series in a manner adverse to the holders of such Subordinated Securities, or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under the Indenture, the consent of the holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent thereto. The preceding sentence shall not, however, apply to a default in the payment of the principal of or interest on any of the Securities.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in Philadelphia, Pennsylvania, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the holder hereof or by its attorney duly authorized in writing, and thereupon one or more new 2030 Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.
No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.
Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.
THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED
GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]
Schedule A
Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

ANNEX B
Pursuant to Section 2.3 of the Indenture, dated February 15, 2023 (the “Indenture”), between McKesson Corporation, a Delaware corporation (the “Issuer”), and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), the terms of a series of securities to be issued pursuant to the Indenture are as follows:
A.Designation. The designation of the securities is “4.950% Notes due 2032” (the “2032 Notes”).
B.Initial Aggregate Principal Amount. The 2032 Notes shall be limited in initial aggregate principal amount to $650,000,000 (except for 2032 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3 of the Indenture).
C.Currency Denomination. The 2032 Notes shall be denominated in Dollars.
D.Maturity. The date on which the principal of the 2032 Notes is payable is May 30, 2032.
E.Rate of Interest; Interest Payment Date; Regular Record Dates. The 2032 Notes shall bear interest from May 30, 2025 at 4.950% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on May 30 and November 30 of each year, commencing on November 30, 2025, to the persons in whose names the 2032 Notes are registered at the close of business on the immediately preceding day, whether or not such day is a Business Day. Interest on the 2032 Notes shall accrue from the most recent date to which interest has been paid, or if no interest has been paid, from May 30, 2025. Interest on the 2032 Notes will be computed on the basis of a 360-day year composed of twelve 30-day months. If any interest payment date would otherwise be a day that is not a Business Day, such interest payment date will be postponed to the next date that is a Business Day and no additional interest shall accrue. If the maturity date of the 2032 Notes falls on a day that is not a Business Day, the related payment of principal, premium, if any, and interest will be made on the next Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next Business Day. For the purposes of the 2032 Notes, “Business Day” is any day that is not a Saturday, Sunday or other day on which banking institutions in New York City or the place of payment on the 2032 Notes are authorized or required by law to close.
F.Place of Payment. Principal of, premium, if any, and interest on the 2032 Notes shall be payable, and the transfer of the 2032 Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in Philadelphia, Pennsylvania, except that, at the option of the

Issuer, interest may be paid by mailing a check to the address of the person entitled thereto as it appears on the 2032 Notes register; provided, however, that while any 2032 Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the 2032 Notes may be made by wire transfer to the account of the Depositary or its nominee.
G.Optional Redemption.
Prior to March 30, 2032, the Issuer may redeem the 2032 Notes at its option, in whole or in part, at any time and from time to time, for cash, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the date of redemption; and (ii) 100% of the principal amount of the 2032 Notes being redeemed; plus, in either case, accrued and unpaid interest thereon to, but not including, the redemption date. On or after March 30, 2032, the Issuer may redeem the 2032 Notes at its option, in whole or in part, at any time and from time to time, for cash at a redemption price equal to 100% of the principal amount of the 2032 Notes being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date.
“Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs.
The Treasury Rate will be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer will select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the maturity date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and will interpolate to the maturity date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such

Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.
If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer will calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the maturity date, as applicable. If there is no United States Treasury security maturing on the maturity date but there are two or more United States Treasury securities with a maturity date equally distant from the maturity date, one with a maturity date preceding the maturity date and one with a maturity date following the maturity date, the Issuer will select the United States Treasury security with a maturity date preceding the maturity date. If there are two or more United States Treasury securities maturing on the maturity date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer will select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.
The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.
Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of the 2032 Notes to be redeemed.
Any notice of redemption may be given prior to the completion of any event or transaction, including any securities offering or other corporate transaction, and any redemption or notice of redemption may be subject to the satisfaction of one or more conditions precedent, including the completion of any such securities offering or corporate transaction. If any redemption or notice of redemption is subject to the satisfaction of one or more conditions precedent, the applicable notice of redemption will so state and will state that the redemption date may be delayed until such time as any or all of such conditions precedent have been satisfied, or such redemption may not occur and such notice of redemption may be rescinded in the event that any or all such conditions precedent have not been satisfied by the redemption date, or by the redemption date so delayed.
In the case of a partial redemption, selection of the 2032 Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No 2032 Notes of a principal amount of $2,000 or less will be redeemed in part. If any 2032 Note is to be redeemed in part only, the notice of redemption that relates to the 2032 Note will state the portion of the principal amount of the 2032 Note to be redeemed. A new 2032 Note in a principal amount equal to the unredeemed portion of the 2032 Note will be issued in the name of the Holder of the 2032 Note upon surrender for cancellation of the original 2032 Note. For so long as the 2032 Notes are held by DTC, the redemption of the 2032 Notes shall be done in accordance with the policies and procedures of the Depositary.
Unless the Issuer defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the 2032 Notes or portions thereof called for redemption.
H.Change of Control. If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer has previously exercised its right to redeem the 2032 Notes in whole as described above, Holders of the 2032 Notes will have the right to require the Issuer to repurchase all or any part (in integral multiples of $1,000 original principal amount) of their 2032 Notes pursuant to the offer described below (the “Change of Control Offer”); provided that the principal amount of any Note remaining outstanding after a repurchase in part shall be $2,000 or a higher integral multiple of $1,000. In the Change of Control Offer, the Issuer will be required to offer payment in cash equal to 101% of the then outstanding aggregate principal amount of 2032 Notes repurchased plus accrued and unpaid interest, if any, on the 2032 Notes repurchased, to, but not including, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Issuer will be required to mail a notice to Holders of the 2032 Notes describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the 2032 Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The Issuer must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the 2032 Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Issuer will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.
On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to: (i) accept for payment all 2032 Notes or portions thereof properly tendered pursuant to the Change of Control Offer; (ii) irrevocably deposit with the Paying Agent, no later than 10:00 a.m., New York City time, an amount equal to the Change of Control Payment in respect of all 2032 Notes or portions thereof properly tendered; and (iii) deliver or cause to be delivered to the Trustee the 2032 Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of 2032 Notes or portions of 2032 Notes being repurchased.
The Paying Agent will promptly mail (or, in the case of 2032 Notes held in book-entry form, transmit electronically) to each Holder of the 2032 Notes properly tendered the repurchase price for such 2032 Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unrepurchased portion of any 2032 Notes surrendered; provided, that each new Note will be in a principal amount of $2,000 or an integral multiple of $1,000 thereafter.
The Issuer will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Issuer and the third party repurchases all 2032 Notes properly tendered and not withdrawn under its offer. In addition, the Issuer will not repurchase any 2032 Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.
“Below Investment Grade Rating Event” means the 2032 Notes are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the 2032 Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).
“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its

Subsidiaries taken as a whole to any Person other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3) the first day on which a majority of the members of the Issuer’s Board of Directors are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (i) the Issuer becomes a wholly owned subsidiary of a holding company and (ii) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.
“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.
“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Issuer who (1) was a member of such Board of Directors on the date of original issue of the 2032 Notes; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Issuer’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).
“Fitch” means Fitch Ratings Inc., a subsidiary of Hearst Corporation and Fimalac, S.A., or its successor.
“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Fitch or Moody’s and BBB- (or the equivalent) by S&P.
“Moody’s” means Moody’s Investors Service, Inc., or its successor.
“Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any one or more of Fitch, Moody’s or S&P ceases to rate the 2032 Notes or fails to make a rating of the 2032 Notes publicly available for reasons outside of the Issuer’s reasonable control, then, at the Issuer’s election, either (x) each of the remaining agencies, as the case may be, or (y) each of the remaining agencies, as the case may be, and any “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer (as certified by a Board Resolution) as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.
“S&P” means S&P Global Ratings, a division of S&P Global, Inc., or its successor.

I.Mandatory Redemption. The 2032 Notes are not mandatorily redeemable and are not entitled to the benefit of a sinking fund or any analogous provisions.
J.Denominations. The 2032 Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.
K.Amount Payable Upon Acceleration. The principal of the 2032 Notes shall be payable upon declaration of acceleration pursuant to Section 5.1 of the Indenture.
L.Payment Currency. Principal and interest on the 2032 Notes shall be payable in Dollars.
M.Payment Currency - Election. The principal of and interest on the 2032 Notes shall not be payable in a currency other than Dollars.
N.Payment Currency - Index. The principal of and interest on the 2032 Notes shall not be determined with reference to an index based on a coin or currency.
O.Registered Securities. The 2032 Notes shall be issued only as Registered Securities. The 2032 Notes shall be issuable as Registered Global Securities.
P.Additional Amounts. The Issuer shall not pay additional amounts on the 2032 Notes held by a Person that is not a U.S. person in respect of taxes or similar charges withheld or deducted.
Q.Registrar; Paying Agent; Depositary. The entity acting as Trustee shall initially serve as the Registrar and Paying Agent. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the 2032 Notes.
R.Events of Default; Covenants. There shall be no deletions from or modifications or additions to the Events of Default set forth in Section 5.1 of the Indenture with respect to the 2032 Notes. There shall be the following additions to the covenants of the Issuer set forth in Article III of the Indenture with respect to the 2032 Notes:
Limitation on Liens. The Issuer covenants that, so long as any of the 2032 Notes remain outstanding, it shall not, nor shall it permit any Consolidated Subsidiary to, create or assume any Indebtedness for money borrowed which is secured by a mortgage, pledge, security interest or lien (“liens”) of or upon any assets, whether now owned or hereafter acquired, of the Issuer or any such Consolidated Subsidiary without equally and ratably securing the 2032 Notes by a lien ranking equally to and ratably with (or at the option of the Issuer, senior to) such secured

Indebtedness, except that the foregoing restriction shall not apply to (a) liens on any assets of any corporation existing at the time such corporation becomes a Consolidated Subsidiary; (b) liens on any assets existing at the time of acquisition of such assets by the Issuer or a Consolidated Subsidiary, or liens to secure the payment of all or any part of the purchase price of such assets upon the acquisition of such assets by the Issuer or a Consolidated Subsidiary or to secure any indebtedness incurred or guaranteed by the Issuer or a Consolidated Subsidiary prior to, at the time of, or within 360 days after such acquisition (or in the case of real property, the completion of construction (including any improvements on an existing asset) or commencement of full operation of such asset, whichever is later), which indebtedness is incurred or guaranteed for the purpose of financing all or any part of the purchase price thereof or, in the case of real property, construction or improvements thereon; (c) liens on any assets securing indebtedness owed by any Consolidated Subsidiary to the Issuer or another wholly owned Subsidiary; (d) liens on any assets of a corporation existing at the time such corporation is merged into or consolidated with the Issuer or a Subsidiary or at the time of a purchase, lease or other acquisition of the assets of a corporation or firm as an entirety or substantially as an entirety by the Issuer or a Subsidiary; (e) liens on any assets of the Issuer or a Consolidated Subsidiary in favor of the United States of America or any state thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price (or, in the case of real property, the cost of construction) of the assets subject to such liens (including, but not limited to, liens incurred in connection with pollution control, industrial revenue or similar financing); (f) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any lien referred to in the foregoing clauses (a) to (e), inclusive; (g) liens imposed by law, such as mechanics’, workmen’s, repairmen’s, materialmen’s, carriers’, warehousemen’s, vendors’ or other similar liens arising in the ordinary course of business, or governmental (federal, state or municipal) liens arising out of contracts for the sale of products or services by the Issuer or any Consolidated Subsidiary, or deposits or pledges to obtain the release of any of the foregoing liens; (h) pledges, liens or deposits under workers’ compensation laws or similar legislation and liens or judgments thereunder which are not currently dischargeable, or in connection with bids, tenders, contracts (other than for the payment of money) or leases to which the Issuer or any Consolidated Subsidiary is a party, or to secure public or statutory obligations of the Issuer or any Consolidated Subsidiary, or in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters, or to secure surety, appeal or customs bonds to which the Issuer or any Consolidated Subsidiary is a party, or in litigation or other proceedings such as, but not limited to, interpleader proceedings, and other similar pledges, liens or deposits made or incurred in the ordinary course of business; (i) liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including liens arising out of judgments or awards against the Issuer or any Consolidated Subsidiary with respect to which the Issuer or such Consolidated Subsidiary is in good faith prosecuting an appeal or proceedings for review or for which the time to make an appeal has not yet expired; or final unappealable judgment liens which are satisfied within 15 days of the date of judgment; or liens incurred by the Issuer or any Consolidated Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Issuer or such Consolidated Subsidiary is a party; (j) liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings; landlords’ liens on property held under lease; and any other liens or charges incidental to the conduct of the business of the Issuer or any Consolidated Subsidiary or the ownership of the assets of any of them which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not, in the opinion of the Issuer, materially impair the use of such assets in the operation of the business of the Issuer or such Consolidated Subsidiary or the value of such assets for the purposes thereof; (k) liens relating to accounts receivable of the Issuer or any of its Subsidiaries which have been sold, assigned or otherwise transferred to another Person in a transaction classified as a sale of accounts receivable in accordance with accounting principles generally accepted in the United States of America (to the extent the sale by the Issuer or the applicable Subsidiary is deemed to give rise to a lien in favor of the purchaser thereof in such accounts receivable or the proceeds thereof); or (l) liens on any assets of the Issuer or any of its Subsidiaries (including Receivables Subsidiaries) incurred in connection with a Qualified Receivables Transaction. Notwithstanding the above, the Issuer or any Consolidated Subsidiary may, without securing the 2032 Notes, create or assume any Indebtedness which is secured by a lien which would otherwise be subject to the foregoing restrictions, provided that at the time of such creation or assumption, after giving effect thereto, Exempted Debt does not exceed 10% of the total assets of the Issuer and its Subsidiaries on a consolidated basis, determined in accordance with accounting principles generally accepted in the United States of America.
Limitation on Sale and Lease-Back Transactions. The Issuer covenants that, so long as any of the 2032 Notes remain outstanding, the Issuer will not, nor shall the Issuer permit any Consolidated Subsidiary to, enter into any sale and lease-back transaction with respect to any assets, other than any sale and lease-back transaction involving a lease for a term of not more than three years, unless either (a) the Issuer or such Consolidated Subsidiary would be entitled to incur Indebtedness secured by a lien on the assets to be leased in an amount at least equal to the Attributable Debt in respect of such transaction without equally and ratably securing the 2032 Notes pursuant to clauses (a) through (k) inclusive of the covenant with respect to “Limitation on Liens” above, or (b) the proceeds of the sale of the assets to be leased are at least equal to their fair market value (as determined by the Board of Directors of the Issuer) and the proceeds are applied to the purchase or acquisition (or, in the case of real property, the construction) of assets or to the retirement (other than at maturity or pursuant to a mandatory sinking fund or mandatory redemption provision) of indebtedness. The foregoing limitation shall not apply, if at the time the Issuer or any Consolidated Subsidiary enters into such sale and lease-back transaction, and after giving effect thereto, Exempted Debt does not exceed 10% of the total assets of the Issuer and its Subsidiaries on a consolidated basis, determined in accordance with accounting principles generally accepted in the United States of America.
The term “Attributable Debt” in connection with a sale and lease-back transaction shall mean, as of the date of determination, the lesser of (a) the fair value of the assets subject to such transaction, as determined by the Board of Directors of the Issuer, or (b) the present value (discounted at the rate of interest set forth in or implicit in the terms of such lease or, if it is not practicable to determine such rate, the weighted average interest rate per annum borne by all series of Securities then Outstanding and subject to the “Limitation on Sale and Lease-Back Transactions” covenant above compounded semi-annually, in either case as determined by the principal accounting or financial officer of the Issuer) of the remaining obligations of the Issuer or any Consolidated Subsidiary for net rental payments during the remaining term of all leases (including any period for which such lease has been extended or may, at the option of the lessor, be extended).
The term “Consolidated Subsidiary” shall mean any Subsidiary substantially all the property of which is located, and substantially all the operations of which are conducted, in the United States of America whose financial statements are consolidated with those of the Issuer in accordance with accounting principles generally accepted in the United States of America.
The term “Exempted Debt” shall mean the sum of the following as of the date of determination: (i) Indebtedness of the Issuer and its Consolidated Subsidiaries incurred after the date of issuance of the 2032 Notes and secured by liens not permitted to be created or assumed pursuant to the covenant with respect to “Limitation on Liens” above, and (ii) Attributable Debt of the Issuer and its Consolidated Subsidiaries in respect of every sale and lease-back transaction entered into after the date of issuance of the 2032 Notes, other than leases expressly permitted by the covenant with respect to “Limitation on Sale and Lease-Back Transactions” above.
The term “Indebtedness” shall mean all items classified as indebtedness on the most recently available consolidated balance sheet of the Issuer and its Consolidated Subsidiaries, in accordance with accounting principles generally accepted in the United States of America.

The term “net rental payments” under any lease of any period shall mean the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges.
The term “Qualified Receivables Transaction” shall mean any transaction or series of transactions entered into by the Issuer or any of its Subsidiaries pursuant to which the Issuer or any of its Subsidiaries sells, conveys or otherwise transfers to (i) a Receivables Subsidiary (in the case of a transfer by the Issuer or any of its Subsidiaries) and (ii) any other Person (in the case of a transfer by a Receivables Subsidiary), or grants a security interest in, any accounts receivable (whether now existing or arising in the future) or inventory of the Issuer or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all contracts and all guarantees or other obligations in respect of such accounts receivable or inventory, proceeds of such accounts receivable and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable or inventory.
The term “Receivables Subsidiary” shall mean a Subsidiary of the Issuer which engages in no activities other than in connection with the financing of accounts receivable or inventory (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by the Issuer or any Subsidiary of the Issuer (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction), (ii) is recourse or obligates the Issuer or any Subsidiary of the Issuer in any way other than pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction or (iii) subjects any property or asset of the Issuer or any Subsidiary of the Issuer (other than accounts receivable or inventory and related assets as provided in the definition of “Qualified Receivables Transaction”), directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction, (b) with which neither the Issuer nor any Subsidiary of Issuer has any material contract, agreement, arrangement or understanding other than on terms customary for securitization of receivables or inventory and (c) with which neither the Issuer nor any

Subsidiary of the Issuer has any obligations to maintain or preserve such Subsidiary’s financial condition or cause such Subsidiary to achieve certain levels of operating results.
S.Reports by the Issuer. The following shall supersede and replace in its entirety Section 4.2 “Reports by the Issuer” in the Indenture with respect to the 2032 Notes:
a)REPORTS BY THE ISSUER. The Issuer will file with the Trustee, within 15 days after it is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports that it may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act or pursuant to Section 314 of the Trust Indenture Act. Notwithstanding anything to the contrary in the Indenture, all required reports, information and documents referred to above shall be deemed filed with the Trustee at the time such reports, information or documents are publicly filed with the Commission via the Commission’s EDGAR filing system (or any successor system). For purposes of clarification, the foregoing sentence does not impose on the Trustee any duty to search for or obtain any electronic or other filings that the Issuer makes with the Commission, regardless of whether such filings are periodic, supplemental or otherwise. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer’s compliance with any covenants contained in the Indenture or the 2032 Notes (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates).
T.Satisfaction and Discharge of Indenture. The following shall supersede and replace in its entirety Section 10.1 “Satisfaction and Discharge of Indenture” in the Indenture with respect to the 2032 Notes:
a)SATISFACTION AND DISCHARGE OF INDENTURE.
(D)If at any time (i) the Issuer shall have paid or caused to be paid the principal of and interest on all the 2032 Notes Outstanding (other than 2032 Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9 of the Indenture) as and when the same shall have become due and payable, or (ii) the Issuer shall have delivered to the Trustee for cancellation all 2032 Notes theretofore authenticated (other than any 2032 Notes which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.9 of the Indenture) or (iii) (a) all the 2032 Notes not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (b) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust the entire amount in (i) cash (other than moneys repaid by the Trustee or any paying agent to the Issuer in accordance with Section 10.4 of the Indenture), (ii) direct obligations of the United States of America, backed by its full faith and credit (“U.S. Government Obligations”), maturing as to principal and interest at such times and in such amounts as will insure the availability of cash sufficient to pay at such maturity or upon such redemption, as the case may be, or (iii) a combination thereof, sufficient to pay (x) the principal and interest on all 2032 Notes on each date that such principal or interest is due and payable and (y) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the 2032 Notes; and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable under the Indenture or the 2032 Notes by the Issuer, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange of the 2032 Notes pursuant to Section 2.8 of the Indenture and the Issuer’s right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen 2032 Notes, (iii) rights of holders of 2032 Notes to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (iv) any optional redemption rights of the 2032 Notes to the extent to be exercised to make such call for redemption within one year, (v) the rights, obligations, duties and immunities of the Trustee under the Indenture, including those under Section 6.6 of the Indenture, (vi) the rights of the Holders of 2032 Notes as beneficiaries of the Indenture with respect to the property so deposited with the Trustee payable to all or any of them, and (vii) the obligations of the Issuer under Section 3.2 of the Indenture) and the Trustee, on demand of the Issuer accompanied by an Officer’s Certificate and an Opinion of Counsel and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging the Indenture; provided, that the rights of Holders of the 2032 Notes to receive amounts in respect of principal of and interest on the 2032 Notes held by them shall not be delayed longer than required by then-applicable mandatory rules or policies of any securities exchange upon which the 2032 Notes are listed. The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the 2032 Notes.
(E)The following provisions shall apply to the 2032 Notes unless specifically otherwise provided in a Board Resolution, Officer’s Certificate or indenture supplemental to the Indenture provided pursuant to Section 2.3 of the Indenture. In addition to discharge of the Indenture pursuant to the next preceding paragraph, the Issuer shall be deemed to have paid and discharged the entire indebtedness on all the 2032 Notes on the date of the deposit referred to in subparagraph (a) below, and the provisions of the Indenture with respect to the 2032 Notes shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of the 2032 Notes pursuant to Section 2.8 of the Indenture and the Issuer’s right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen 2032 Notes, (iii) rights of

Holders of 2032 Notes to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (iv) any optional redemption rights of the 2032 Notes to the extent to be exercised to make such call for redemption within one year, (v) the rights, obligations, duties and immunities of the Trustee under the Indenture, (vi) the rights of the Holders of 2032 Notes as beneficiaries of the Indenture with respect to the property so deposited with the Trustee payable to all or any of them and (vii) the obligations of the Issuer under Section 3.2 of the Indenture) and the Trustee, at the expense of the Issuer, shall at the Issuer’s request, execute proper instruments acknowledging the same, if (a) with reference to this provision the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the 2032 Notes (i) cash in an amount, or (ii) U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash, or (iii) a combination thereof, sufficient to pay (A) the principal and interest on all 2032 Notes on each date that such principal or interest is due and payable and (b) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the 2032 Notes; (b) such deposit will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Issuer is a party or by which it is bound; (c) the Issuer has delivered to the Trustee an Opinion of Counsel based on the fact that (x) the Issuer has received from, or there has been published by, the IRS a ruling or (y) since the date hereof, there has been a change in the applicable United States Federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the 2032 Notes will not recognize income, gain or loss for United States Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to United States Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred; and (d) the Issuer has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this provision have been complied with.
(F) The Issuer shall be released from its obligations under Sections 3.6 and 9.1 of the Indenture and unless otherwise provided for in the Board Resolution, Officer’s Certificate or indenture supplemental hereto establishing the 2032 Notes, from all covenants and other obligations referred to in Section 2.3(19) or 2.3(21) of the Indenture with respect to the 2032 Notes Outstanding on and after the date the conditions set forth below are satisfied (hereinafter, “covenant defeasance”). For this purpose, such covenant defeasance means that, with respect to the Outstanding 2032 Notes, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in such Section, whether directly or indirectly by reason of any reference elsewhere herein to such Section or by reason of any reference in such Section to any other provision herein or in any other document and such omission to comply shall not constitute an Event of Default under Section 5.1 of the Indenture, but the remainder of the Indenture and the 2032 Notes shall be unaffected thereby. The following shall be the conditions to application of this subsection C:
(a) The Issuer has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the 2032 Notes, (i) cash in an amount, or (ii) U.S. Government Obligations maturing as to principal and interest at such times and in such amounts as will insure the availability of cash or (iii) a combination thereof, sufficient to pay (A) the principal and interest on all 2032 Notes and (B) any mandatory sinking fund payments on the day on which such payments are due and payable in accordance with the terms of the Indenture and the 2032 Notes;
(b) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the 2032 Notes shall have occurred and be continuing on the date of such deposit;
(c) Such covenant defeasance shall not cause the Trustee to have a conflicting interest as referenced in Section 6.9 of the Indenture and for purposes of the Trust Indenture Act, with respect to any securities of the Issuer;
(d) Such covenant defeasance shall not result in a breach or violation of, or constitute a default under any agreement or instrument to which the Issuer is a party or by which it is bound;
(e) Such covenant defeasance shall not cause any 2032 Notes then listed on any registered national securities exchange under the Exchange Act to be delisted;
(f) The Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the 2032 Notes will not recognize income, gain or loss for United States Federal income tax purposes as a result of such covenant defeasance and will be subject to United States Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and
(g) The Issuer shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the covenant defeasance contemplated by this provision have been complied with.
U.Conversion and Exchange. The 2032 Notes shall not be convertible into or exchangeable for any other security.

V.Additional Issues. The Issuer may, without notice to or the consent of the Holders of the 2032 Notes, create and issue additional notes with the same terms as the 2032 Notes in all respects, except for the issue date, the public offering price and, under certain circumstances, the first interest payment date. Such additional notes shall be consolidated and form a single series with the 2032 Notes. If such additional notes are not fungible with the 2032 Notes for United States Federal income tax purposes, such additional notes will have a separate CUSIP number.
W.Other Terms. The 2032 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2032 Notes attached hereto as Annex A-1. In case of any conflict between this Annex A and the 2032 Notes, the form of the 2032 Notes shall control.
X.Access to Information. The Issuer and the Holders shall cooperate with the Trustee and shall provide the Trustee with reasonable access to, and copies of, documents or information necessary for the Trustee to comply with any cost basis reporting obligations imposed on it by a governmental authority in connection with certain transfers or exchanges of 2032 Notes. Notwithstanding the foregoing, no duty shall be imposed upon the Trustee by virtue of this clause.
Capitalized terms used but not otherwise defined in this Annex A shall have the respective meanings ascribed to such terms in the Indenture.

ANNEX B-1
[FORM OF 2032 NOTE]
REGISTERED    REGISTERED
THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS REGISTERED GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

No. R –[ ]	ISIN NO. US581557BX22

CUSIP NO. 581557 BX2
McKESSON CORPORATION
4.950% NOTES DUE MAY 30, 2032
McKesson Corporation, a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [                   ] Dollars ($[                  ]) and to pay interest on said principal sum from May 30, 2025 or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on May 30 and November 30 (the “Interest Payment Dates”) of each year commencing on November 30, 2025, at the rate of 4.950% per annum until the principal hereof shall have become due and payable.
In the event that any Interest Payment Date is not a Business Day, such Interest Payment Date will be postponed to the next date that is a Business Day and no additional interest shall accrue. If the maturity date of the 2032 Notes falls on a day that is not a Business Day, the related payment of principal, premium, if any, and interest will be made on the next Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next Business Day.

The amount of interest payable shall be computed on the basis of a 360-day year composed of twelve 30-day months. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding day prior to such Interest Payment Date, as applicable. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such record date and may be paid to the person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given by mail by or on behalf of the Issuer to the registered Holders of 2032 Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Issuer maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the person entitled thereto at such address as shall appear in the registry books; provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee. Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual or facsimile signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
Capitalized terms used in this 2032 Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.
The provisions of this 2032 Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.
[Signature Page Follows]

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

McKESSON CORPORATION

By:
Name: Akinjide Falaki
Title: Senior Vice President and Treasurer
CERTIFICATE OF AUTHENTICATION
This is one of the Securities
referred to in the within-mentioned
Indenture.
U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION
as Trustee
By: __________________________
Authorized Signatory
Dated: ________________________
Signature Page to 2032 Note

[FORM OF REVERSE SIDE OF 2032 NOTE]
This Note is one of a duly authorized series of securities (the “Securities”) of the Issuer designated as its 4.950% Notes due May 30, 2032 (the “2032 Notes”). The Securities are all issued or to be issued under and pursuant to an Indenture, dated February 15, 2023 (the “Indenture”), duly executed and delivered between the Issuer and U.S. Bank Trust Company, National Association as trustee with respect to the 2032 Notes (the “Trustee”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Securities and the terms upon which the 2032 Notes are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.
The 2032 Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the 2032 Notes are exchangeable for a like aggregate principal amount of 2032 Notes as requested by the Holder surrendering the same.
Except as set forth below, this Note is not redeemable and is not entitled to the benefit of a sinking fund or any analogous provision.
Prior to March 30, 2032, the Issuer may redeem the 2032 Notes at its option, in whole or in part, at any time and from time to time, for cash, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the date of redemption; and (ii) 100% of the principal amount of the 2032 Notes being redeemed; plus, in either case, accrued and unpaid interest thereon to, but not including, the redemption date. On or after March 30, 2032, the Issuer may redeem the 2032 Notes at its option, in whole or in part, at any time and from time to time, for cash at a redemption price equal to 100% of the principal amount of the 2032 Notes being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date.
“Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs.
The Treasury Rate will be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer will select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the maturity date (the “Remaining

Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and will interpolate to the maturity date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.
If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer will calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the maturity date, as applicable. If there is no United States Treasury security maturing on the maturity date but there are two or more United States Treasury securities with a maturity date equally distant from the maturity date, one with a maturity date preceding the maturity date and one with a maturity date following the maturity date, the Issuer will select the United States Treasury security with a maturity date preceding the maturity date. If there are two or more United States Treasury securities maturing on the maturity date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer will select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.
The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.
Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of the 2032 Notes to be redeemed.
Any notice of redemption may be given prior to the completion of any event or transaction, including any securities offering or other corporate transaction, and any redemption or notice of redemption may be subject to the satisfaction of one or more conditions precedent, including the completion of any such securities offering or corporate transaction. If any redemption or notice of redemption is subject to the satisfaction of one or more conditions precedent, the applicable notice of redemption will so state and will state that the redemption date may be delayed until such time as any or all of such conditions precedent have been satisfied, or such redemption may not occur and such notice of redemption may be rescinded in the event that any or all such conditions precedent have not been satisfied by the redemption date, or by the redemption date so delayed.

In the case of a partial redemption, selection of the 2032 Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No 2032 Notes of a principal amount of $2,000 or less will be redeemed in part. If any 2032 Note is to be redeemed in part only, the notice of redemption that relates to the 2032 Note will state the portion of the principal amount of the 2032 Note to be redeemed. A new 2032 Note in a principal amount equal to the unredeemed portion of the 2032 Note will be issued in the name of the Holder of the 2032 Note upon surrender for cancellation of the original 2032 Note. For so long as the 2032 Notes are held by DTC, the redemption of the 2032 Notes shall be done in accordance with the policies and procedures of the Depositary.
Unless the Issuer defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the 2032 Notes or portions thereof called for redemption.
If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer has previously exercised its right to redeem the 2032 Notes in whole as described above, Holders of the 2032 Notes will have the right to require the Issuer to repurchase all or any part (in integral multiples of $1,000 original principal amount) of their 2032 Notes pursuant to the offer described below (the “Change of Control Offer”); provided that the principal amount of any Note remaining outstanding after a repurchase in part shall be $2,000 or a higher integral multiple of $1,000. In the Change of Control Offer, the Issuer will be required to offer payment in cash equal to 101% of the then outstanding aggregate principal amount of 2032 Notes repurchased plus accrued and unpaid interest, if any, on the 2032 Notes repurchased, to, but not including, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Issuer will be required to mail a notice to Holders of the 2032 Notes (with a copy to the Trustee and the paying agent (if other than the entity acting as Trustee)) describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the 2032 Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The Issuer must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the 2032 Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Issuer will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.
On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to: (i) accept for payment all 2032 Notes or portions thereof properly tendered pursuant to the Change of Control Offer; (ii) irrevocably deposit with the paying agent, no later than 10:00 a.m., New York City time, an amount equal to the Change of Control Payment in respect of all 2032 Notes or portions thereof properly tendered; and (iii) deliver or cause to be delivered to the Trustee the 2032 Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of 2032 Notes or portions of 2032 Notes being repurchased.

The paying agent will promptly mail (or, in the case of 2032 Notes held in book-entry form, transmit electronically) to each Holder of the 2032 Notes properly tendered the repurchase price for such 2032 Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unrepurchased portion of any 2032 Notes surrendered; provided, that each new Note will be in a principal amount of $2,000 or an integral multiple of $1,000 thereafter.
Notwithstanding the foregoing, the Issuer will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Issuer and the third party repurchases all 2032 Notes properly tendered and not withdrawn under its offer. In addition, the Issuer will not repurchase any 2032 Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.
“Below Investment Grade Rating Event” means the 2032 Notes are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the 2032 Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).
“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries taken as a whole to any Person other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3) the first day on which a majority of the members of the Issuer’s Board of Directors are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (i) the Issuer becomes a wholly owned subsidiary of a holding company and (ii) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.
“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.
“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Issuer who (1) was a member of such Board of Directors on the date of original issue of the 2032 Notes; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Issuer’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Fitch” means Fitch Ratings Inc., a subsidiary of Hearst Corporation and Fimalac, S.A., or its successor.
“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Fitch or Moody’s and BBB- (or the equivalent) by S&P.
“Moody’s” means Moody’s Investors Service, Inc., or its successor.
“Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any one or more of Fitch, Moody’s or S&P ceases to rate the 2032 Notes or fails to make a rating of the 2032 Notes publicly available for reasons outside of the Issuer’s reasonable control, then, at the Issuer’s election, either (x) each of the remaining agencies, as the case may be, or (y) each of the remaining agencies, as the case may be, and any “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer (as certified by a Board Resolution) as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.
“S&P” means S&P Global Ratings, a division of S&P Global, Inc., or its successor.
If an Event of Default with respect to the 2032 Notes shall occur and be continuing, the principal of all the 2032 Notes may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Senior Securities or Subordinated Securities, as the case may be, of all series issued under such Indenture then outstanding and affected (each voting as one class), to add any provisions to, or change in any manner, eliminate or waive any of the provisions of, such Indenture or modify in any manner the rights of the holders of the Securities or Coupons so affected; provided that the Issuer and the Trustee, may not, without the consent of the holder of each Outstanding Security affected thereby, (i) extend the final maturity of the principal of any Security or reduce the principal amount thereof or premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or change the currency in which the principal thereof (other than as otherwise may be provided with respect to such series), premium, if any, or interest thereon is payable or reduce the amount of the principal of any Original Issue Discount Security that is payable upon acceleration or provable in bankruptcy, or in the case of Subordinated Securities of any series, modify any of the subordination provisions or the definition of “Senior Indebtedness” relating to such series in a manner adverse to the holders of such Subordinated Securities, or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under the Indenture, the consent of the holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent thereto. The preceding sentence shall not, however, apply to a default in the payment of the principal of or interest on any of the Securities.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in Philadelphia, Pennsylvania, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the holder hereof or by its attorney duly authorized in writing, and thereupon one or more new 2032 Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.
No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.
Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.
THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED
GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]
Schedule A
Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

ANNEX C
Pursuant to Section 2.3 of the Indenture, dated February 15, 2023 (the “Indenture”), between McKesson Corporation, a Delaware corporation (the “Issuer”), and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), the terms of a series of securities to be issued pursuant to the Indenture are as follows:
A.Designation. The designation of the securities is “5.250% Notes due 2035” (the “2035 Notes”).
B.Initial Aggregate Principal Amount. The 2035 Notes shall be limited in initial aggregate principal amount to $700,000,000 (except for 2035 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3 of the Indenture).
C.Currency Denomination. The 2035 Notes shall be denominated in Dollars.
D.Maturity. The date on which the principal of the 2035 Notes is payable is May 30, 2035.
E.Rate of Interest; Interest Payment Date; Regular Record Dates. The 2035 Notes shall bear interest from May 30, 2025 at 5.250% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on May 30 and November 30 of each year, commencing on November 30, 2025, to the persons in whose names the 2035 Notes are registered at the close of business on the immediately preceding day, whether or not such day is a Business Day. Interest on the 2035 Notes shall accrue from the most recent date to which interest has been paid, or if no interest has been paid, from May 30, 2025. Interest on the 2035 Notes will be computed on the basis of a 360-day year composed of twelve 30-day months. If any interest payment date would otherwise be a day that is not a Business Day, such interest payment date will be postponed to the next date that is a Business Day and no additional interest shall accrue. If the maturity date of the 2035 Notes falls on a day that is not a Business Day, the related payment of principal, premium, if any, and interest will be made on the next Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next Business Day. For the purposes of the 2035 Notes, “Business Day” is any day that is not a Saturday, Sunday or other day on which banking institutions in New York City or the place of payment on the 2035 Notes are authorized or required by law to close.
F.Place of Payment. Principal of, premium, if any, and interest on the 2035 Notes shall be payable, and the transfer of the 2035 Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in Philadelphia, Pennsylvania, except that, at the option of the

Issuer, interest may be paid by mailing a check to the address of the person entitled thereto as it appears on the 2035 Notes register; provided, however, that while any 2035 Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the 2035 Notes may be made by wire transfer to the account of the Depositary or its nominee.
G.Optional Redemption.
Prior to March 1, 2035, the Issuer may redeem the 2035 Notes at its option, in whole or in part, at any time and from time to time, for cash, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the date of redemption; and (ii) 100% of the principal amount of the 2035 Notes being redeemed; plus, in either case, accrued and unpaid interest thereon to, but not including, the redemption date. On or after March 1, 2035, the Issuer may redeem the 2035 Notes at its option, in whole or in part, at any time and from time to time, for cash at a redemption price equal to 100% of the principal amount of the 2035 Notes being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date.
“Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs.
The Treasury Rate will be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer will select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the maturity date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and will interpolate to the maturity date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such

Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.
If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer will calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the maturity date, as applicable. If there is no United States Treasury security maturing on the maturity date but there are two or more United States Treasury securities with a maturity date equally distant from the maturity date, one with a maturity date preceding the maturity date and one with a maturity date following the maturity date, the Issuer will select the United States Treasury security with a maturity date preceding the maturity date. If there are two or more United States Treasury securities maturing on the maturity date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer will select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.
The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.
Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of the 2035 Notes to be redeemed.
Any notice of redemption may be given prior to the completion of any event or transaction, including any securities offering or other corporate transaction, and any redemption or notice of redemption may be subject to the satisfaction of one or more conditions precedent, including the completion of any such securities offering or corporate transaction. If any redemption or notice of redemption is subject to the satisfaction of one or more conditions precedent, the applicable notice of redemption will so state and will state that the redemption date may be delayed until such time as any or all of such conditions precedent have been satisfied, or such redemption may not occur and such notice of redemption may be rescinded in the event that any or all such conditions precedent have not been satisfied by the redemption date, or by the redemption date so delayed.
In the case of a partial redemption, selection of the 2035 Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No 2035 Notes of a principal amount of $2,000 or less will be redeemed in part. If any 2035 Note is to be redeemed in part only, the notice of redemption that relates to the 2035 Note will state the portion of the principal amount of the 2035 Note to be redeemed. A new 2035 Note in a principal amount equal to the unredeemed portion of the 2035 Note will be issued in the name of the Holder of the 2035 Note upon surrender for cancellation of the original 2035 Note. For so long as the 2035 Notes are held by DTC, the redemption of the 2035 Notes shall be done in accordance with the policies and procedures of the Depositary.
Unless the Issuer defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the 2035 Notes or portions thereof called for redemption.
H.Change of Control. If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer has previously exercised its right to redeem the 2035 Notes in whole as described above, Holders of the 2035 Notes will have the right to require the Issuer to repurchase all or any part (in integral multiples of $1,000 original principal amount) of their 2035 Notes pursuant to the offer described below (the “Change of Control Offer”); provided that the principal amount of any Note remaining outstanding after a repurchase in part shall be $2,000 or a higher integral multiple of $1,000. In the Change of Control Offer, the Issuer will be required to offer payment in cash equal to 101% of the then outstanding aggregate principal amount of 2035 Notes repurchased plus accrued and unpaid interest, if any, on the 2035 Notes repurchased, to, but not including, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Issuer will be required to mail a notice to Holders of the 2035 Notes describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the 2035 Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The Issuer must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the 2035 Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Issuer will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.
On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to: (i) accept for payment all 2035 Notes or portions thereof properly tendered pursuant to the Change of Control Offer; (ii) irrevocably deposit with the Paying Agent, no later than 10:00 a.m., New York City time, an amount equal to the Change of Control Payment in respect of all 2035 Notes or portions thereof properly tendered; and (iii) deliver or cause to be delivered to the Trustee the 2035 Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of 2035 Notes or portions of 2035 Notes being repurchased.
The Paying Agent will promptly mail (or, in the case of 2035 Notes held in book-entry form, transmit electronically) to each Holder of the 2035 Notes properly tendered the repurchase price for such 2035 Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unrepurchased portion of any 2035 Notes surrendered; provided, that each new Note will be in a principal amount of $2,000 or an integral multiple of $1,000 thereafter.
The Issuer will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Issuer and the third party repurchases all 2035 Notes properly tendered and not withdrawn under its offer. In addition, the Issuer will not repurchase any 2035 Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.
“Below Investment Grade Rating Event” means the 2035 Notes are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the 2035 Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).
“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its

Subsidiaries taken as a whole to any Person other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3) the first day on which a majority of the members of the Issuer’s Board of Directors are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (i) the Issuer becomes a wholly owned subsidiary of a holding company and (ii) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.
“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.
“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Issuer who (1) was a member of such Board of Directors on the date of original issue of the 2035 Notes; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Issuer’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).
“Fitch” means Fitch Ratings Inc., a subsidiary of Hearst Corporation and Fimalac, S.A., or its successor.
“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Fitch or Moody’s and BBB- (or the equivalent) by S&P.
“Moody’s” means Moody’s Investors Service, Inc., or its successor.
“Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any one or more of Fitch, Moody’s or S&P ceases to rate the 2035 Notes or fails to make a rating of the 2035 Notes publicly available for reasons outside of the Issuer’s reasonable control, then, at the Issuer’s election, either (x) each of the remaining agencies, as the case may be, or (y) each of the remaining agencies, as the case may be, and any “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer (as certified by a Board Resolution) as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.
“S&P” means S&P Global Ratings, a division of S&P Global, Inc., or its successor.

I.Mandatory Redemption. The 2035 Notes are not mandatorily redeemable and are not entitled to the benefit of a sinking fund or any analogous provisions.
J.Denominations. The 2035 Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.
K.Amount Payable Upon Acceleration. The principal of the 2035 Notes shall be payable upon declaration of acceleration pursuant to Section 5.1 of the Indenture.
L.Payment Currency. Principal and interest on the 2035 Notes shall be payable in Dollars.
M.Payment Currency - Election. The principal of and interest on the 2035 Notes shall not be payable in a currency other than Dollars.
N.Payment Currency - Index. The principal of and interest on the 2035 Notes shall not be determined with reference to an index based on a coin or currency.
O.Registered Securities. The 2035 Notes shall be issued only as Registered Securities. The 2035 Notes shall be issuable as Registered Global Securities.
P.Additional Amounts. The Issuer shall not pay additional amounts on the 2035 Notes held by a Person that is not a U.S. person in respect of taxes or similar charges withheld or deducted.
Q.Registrar; Paying Agent; Depositary. The entity acting as Trustee shall initially serve as the Registrar and Paying Agent. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the 2035 Notes.
R.Events of Default; Covenants. There shall be no deletions from or modifications or additions to the Events of Default set forth in Section 5.1 of the Indenture with respect to the 2035 Notes. There shall be the following additions to the covenants of the Issuer set forth in Article III of the Indenture with respect to the 2035 Notes:
Limitation on Liens. The Issuer covenants that, so long as any of the 2035 Notes remain outstanding, it shall not, nor shall it permit any Consolidated Subsidiary to, create or assume any Indebtedness for money borrowed which is secured by a mortgage, pledge, security interest or lien (“liens”) of or upon any assets, whether now owned or hereafter acquired, of the Issuer or any such Consolidated Subsidiary without equally and ratably securing the 2035 Notes by a lien ranking equally to and ratably with (or at the option of the Issuer, senior to) such secured

Indebtedness, except that the foregoing restriction shall not apply to (a) liens on any assets of any corporation existing at the time such corporation becomes a Consolidated Subsidiary; (b) liens on any assets existing at the time of acquisition of such assets by the Issuer or a Consolidated Subsidiary, or liens to secure the payment of all or any part of the purchase price of such assets upon the acquisition of such assets by the Issuer or a Consolidated Subsidiary or to secure any indebtedness incurred or guaranteed by the Issuer or a Consolidated Subsidiary prior to, at the time of, or within 360 days after such acquisition (or in the case of real property, the completion of construction (including any improvements on an existing asset) or commencement of full operation of such asset, whichever is later), which indebtedness is incurred or guaranteed for the purpose of financing all or any part of the purchase price thereof or, in the case of real property, construction or improvements thereon; (c) liens on any assets securing indebtedness owed by any Consolidated Subsidiary to the Issuer or another wholly owned Subsidiary; (d) liens on any assets of a corporation existing at the time such corporation is merged into or consolidated with the Issuer or a Subsidiary or at the time of a purchase, lease or other acquisition of the assets of a corporation or firm as an entirety or substantially as an entirety by the Issuer or a Subsidiary; (e) liens on any assets of the Issuer or a Consolidated Subsidiary in favor of the United States of America or any state thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price (or, in the case of real property, the cost of construction) of the assets subject to such liens (including, but not limited to, liens incurred in connection with pollution control, industrial revenue or similar financing); (f) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any lien referred to in the foregoing clauses (a) to (e), inclusive; (g) liens imposed by law, such as mechanics’, workmen’s, repairmen’s, materialmen’s, carriers’, warehousemen’s, vendors’ or other similar liens arising in the ordinary course of business, or governmental (federal, state or municipal) liens arising out of contracts for the sale of products or services by the Issuer or any Consolidated Subsidiary, or deposits or pledges to obtain the release of any of the foregoing liens; (h) pledges, liens or deposits under workers’ compensation laws or similar legislation and liens or judgments thereunder which are not currently dischargeable, or in connection with bids, tenders, contracts (other than for the payment of money) or leases to which the Issuer or any Consolidated Subsidiary is a party, or to secure public or statutory obligations of the Issuer or any Consolidated Subsidiary, or in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters, or to secure surety, appeal or customs bonds to which the Issuer or any Consolidated Subsidiary is a party, or in litigation or other proceedings such as, but not limited to, interpleader proceedings, and other similar pledges, liens or deposits made or incurred in the ordinary course of business; (i) liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including liens arising out of judgments or awards against the Issuer or any Consolidated Subsidiary with respect to which the Issuer or such Consolidated Subsidiary is in good faith prosecuting an appeal or proceedings for review or for which the time to make an appeal has not yet expired; or final unappealable judgment liens which are satisfied within 15 days of the date of judgment; or liens incurred by the Issuer or any Consolidated Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Issuer or such Consolidated Subsidiary is a party; (j) liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings; landlords’ liens on property held under lease; and any other liens or charges incidental to the conduct of the business of the Issuer or any Consolidated Subsidiary or the ownership of the assets of any of them which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not, in the opinion of the Issuer, materially impair the use of such assets in the operation of the business of the Issuer or such Consolidated Subsidiary or the value of such assets for the purposes thereof; (k) liens relating to accounts receivable of the Issuer or any of its Subsidiaries which have been sold, assigned or otherwise transferred to another Person in a transaction classified as a sale of accounts receivable in accordance with accounting principles generally accepted in the United States of America (to the extent the sale by the Issuer or the applicable Subsidiary is deemed to give rise to a lien in favor of the purchaser thereof in such accounts receivable or the proceeds thereof); or (l) liens on any assets of the Issuer or any of its Subsidiaries (including Receivables Subsidiaries) incurred in connection with a Qualified Receivables Transaction. Notwithstanding the above, the Issuer or any Consolidated Subsidiary may, without securing the 2035 Notes, create or assume any Indebtedness which is secured by a lien which would otherwise be subject to the foregoing restrictions, provided that at the time of such creation or assumption, after giving effect thereto, Exempted Debt does not exceed 10% of the total assets of the Issuer and its Subsidiaries on a consolidated basis, determined in accordance with accounting principles generally accepted in the United States of America.
Limitation on Sale and Lease-Back Transactions. The Issuer covenants that, so long as any of the 2035 Notes remain outstanding, the Issuer will not, nor shall the Issuer permit any Consolidated Subsidiary to, enter into any sale and lease-back transaction with respect to any assets, other than any sale and lease-back transaction involving a lease for a term of not more than three years, unless either (a) the Issuer or such Consolidated Subsidiary would be entitled to incur Indebtedness secured by a lien on the assets to be leased in an amount at least equal to the Attributable Debt in respect of such transaction without equally and ratably securing the 2035 Notes pursuant to clauses (a) through (k) inclusive of the covenant with respect to “Limitation on Liens” above, or (b) the proceeds of the sale of the assets to be leased are at least equal to their fair market value (as determined by the Board of Directors of the Issuer) and the proceeds are applied to the purchase or acquisition (or, in the case of real property, the construction) of assets or to the retirement (other than at maturity or pursuant to a mandatory sinking fund or mandatory redemption provision) of indebtedness. The foregoing limitation shall not apply, if at the time the Issuer or any Consolidated Subsidiary enters into such sale and lease-back transaction, and after giving effect thereto, Exempted Debt does not exceed 10% of the total assets of the Issuer and its Subsidiaries on a consolidated basis, determined in accordance with accounting principles generally accepted in the United States of America.
The term “Attributable Debt” in connection with a sale and lease-back transaction shall mean, as of the date of determination, the lesser of (a) the fair value of the assets subject to such transaction, as determined by the Board of Directors of the Issuer, or (b) the present value (discounted at the rate of interest set forth in or implicit in the terms of such lease or, if it is not practicable to determine such rate, the weighted average interest rate per annum borne by all series of Securities then Outstanding and subject to the “Limitation on Sale and Lease-Back Transactions” covenant above compounded semi-annually, in either case as determined by the principal accounting or financial officer of the Issuer) of the remaining obligations of the Issuer or any Consolidated Subsidiary for net rental payments during the remaining term of all leases (including any period for which such lease has been extended or may, at the option of the lessor, be extended).
The term “Consolidated Subsidiary” shall mean any Subsidiary substantially all the property of which is located, and substantially all the operations of which are conducted, in the United States of America whose financial statements are consolidated with those of the Issuer in accordance with accounting principles generally accepted in the United States of America.
The term “Exempted Debt” shall mean the sum of the following as of the date of determination: (i) Indebtedness of the Issuer and its Consolidated Subsidiaries incurred after the date of issuance of the 2035 Notes and secured by liens not permitted to be created or assumed pursuant to the covenant with respect to “Limitation on Liens” above, and (ii) Attributable Debt of the Issuer and its Consolidated Subsidiaries in respect of every sale and lease-back transaction entered into after the date of issuance of the 2035 Notes, other than leases expressly permitted by the covenant with respect to “Limitation on Sale and Lease-Back Transactions” above.
The term “Indebtedness” shall mean all items classified as indebtedness on the most recently available consolidated balance sheet of the Issuer and its Consolidated Subsidiaries, in accordance with accounting principles generally accepted in the United States of America.

The term “net rental payments” under any lease of any period shall mean the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges.
The term “Qualified Receivables Transaction” shall mean any transaction or series of transactions entered into by the Issuer or any of its Subsidiaries pursuant to which the Issuer or any of its Subsidiaries sells, conveys or otherwise transfers to (i) a Receivables Subsidiary (in the case of a transfer by the Issuer or any of its Subsidiaries) and (ii) any other Person (in the case of a transfer by a Receivables Subsidiary), or grants a security interest in, any accounts receivable (whether now existing or arising in the future) or inventory of the Issuer or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all contracts and all guarantees or other obligations in respect of such accounts receivable or inventory, proceeds of such accounts receivable and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable or inventory.
The term “Receivables Subsidiary” shall mean a Subsidiary of the Issuer which engages in no activities other than in connection with the financing of accounts receivable or inventory (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by the Issuer or any Subsidiary of the Issuer (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction), (ii) is recourse or obligates the Issuer or any Subsidiary of the Issuer in any way other than pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction or (iii) subjects any property or asset of the Issuer or any Subsidiary of the Issuer (other than accounts receivable or inventory and related assets as provided in the definition of “Qualified Receivables Transaction”), directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction, (b) with which neither the Issuer nor any Subsidiary of Issuer has any material contract, agreement, arrangement or understanding other than on terms customary for securitization of receivables or inventory and (c) with which neither the Issuer nor any

Subsidiary of the Issuer has any obligations to maintain or preserve such Subsidiary’s financial condition or cause such Subsidiary to achieve certain levels of operating results.
S.Reports by the Issuer. The following shall supersede and replace in its entirety Section 4.2 “Reports by the Issuer” in the Indenture with respect to the 2035 Notes:
a)REPORTS BY THE ISSUER. The Issuer will file with the Trustee, within 15 days after it is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports that it may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act or pursuant to Section 314 of the Trust Indenture Act. Notwithstanding anything to the contrary in the Indenture, all required reports, information and documents referred to above shall be deemed filed with the Trustee at the time such reports, information or documents are publicly filed with the Commission via the Commission’s EDGAR filing system (or any successor system). For purposes of clarification, the foregoing sentence does not impose on the Trustee any duty to search for or obtain any electronic or other filings that the Issuer makes with the Commission, regardless of whether such filings are periodic, supplemental or otherwise. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer’s compliance with any covenants contained in the Indenture or the 2035 Notes (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates).
T.Satisfaction and Discharge of Indenture. The following shall supersede and replace in its entirety Section 10.1 “Satisfaction and Discharge of Indenture” in the Indenture with respect to the 2035 Notes:
a)SATISFACTION AND DISCHARGE OF INDENTURE.
(G)If at any time (i) the Issuer shall have paid or caused to be paid the principal of and interest on all the 2035 Notes Outstanding (other than 2035 Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9 of the Indenture) as and when the same shall have become due and payable, or (ii) the Issuer shall have delivered to the Trustee for cancellation all 2035 Notes theretofore authenticated (other than any 2035 Notes which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.9 of the Indenture) or (iii) (a) all the 2035 Notes not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (b) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust the entire amount in (i) cash (other than moneys repaid by the Trustee or any paying agent to the Issuer in accordance with Section 10.4 of the Indenture), (ii) direct obligations of the United States of America, backed by its full faith and credit (“U.S. Government Obligations”), maturing as to principal and interest at such times and in such amounts as will insure the availability of cash sufficient to pay at such maturity or upon such redemption, as the case may be, or (iii) a combination thereof, sufficient to pay (x) the principal and interest on all 2035 Notes on each date that such principal or interest is due and payable and (y) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the 2035 Notes; and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable under the Indenture or the 2035 Notes by the Issuer, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange of the 2035 Notes pursuant to Section 2.8 of the Indenture and the Issuer’s right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen 2035 Notes, (iii) rights of holders of 2035 Notes to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (iv) any optional redemption rights of the 2035 Notes to the extent to be exercised to make such call for redemption within one year, (v) the rights, obligations, duties and immunities of the Trustee under the Indenture, including those under Section 6.6 of the Indenture, (vi) the rights of the Holders of 2035 Notes as beneficiaries of the Indenture with respect to the property so deposited with the Trustee payable to all or any of them, and (vii) the obligations of the Issuer under Section 3.2 of the Indenture) and the Trustee, on demand of the Issuer accompanied by an Officer’s Certificate and an Opinion of Counsel and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging the Indenture; provided, that the rights of Holders of the 2035 Notes to receive amounts in respect of principal of and interest on the 2035 Notes held by them shall not be delayed longer than required by then-applicable mandatory rules or policies of any securities exchange upon which the 2035 Notes are listed. The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the 2035 Notes.
(H)The following provisions shall apply to the 2035 Notes unless specifically otherwise provided in a Board Resolution, Officer’s Certificate or indenture supplemental to the Indenture provided pursuant to Section 2.3 of the Indenture. In addition to discharge of the Indenture pursuant to the next preceding paragraph, the Issuer shall be deemed to have paid and discharged the entire indebtedness on all the 2035 Notes on the date of the deposit referred to in subparagraph (a) below, and the provisions of the Indenture with respect to the 2035 Notes shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of the 2035 Notes pursuant to Section 2.8 of the Indenture and the Issuer’s right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen 2035 Notes, (iii) rights of

Holders of 2035 Notes to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (iv) any optional redemption rights of the 2035 Notes to the extent to be exercised to make such call for redemption within one year, (v) the rights, obligations, duties and immunities of the Trustee under the Indenture, (vi) the rights of the Holders of 2035 Notes as beneficiaries of the Indenture with respect to the property so deposited with the Trustee payable to all or any of them and (vii) the obligations of the Issuer under Section 3.2 of the Indenture) and the Trustee, at the expense of the Issuer, shall at the Issuer’s request, execute proper instruments acknowledging the same, if (a) with reference to this provision the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the 2035 Notes (i) cash in an amount, or (ii) U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash, or (iii) a combination thereof, sufficient to pay (A) the principal and interest on all 2035 Notes on each date that such principal or interest is due and payable and (b) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the 2035 Notes; (b) such deposit will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Issuer is a party or by which it is bound; (c) the Issuer has delivered to the Trustee an Opinion of Counsel based on the fact that (x) the Issuer has received from, or there has been published by, the IRS a ruling or (y) since the date hereof, there has been a change in the applicable United States Federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the 2035 Notes will not recognize income, gain or loss for United States Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to United States Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred; and (d) the Issuer has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this provision have been complied with.
(I) The Issuer shall be released from its obligations under Sections 3.6 and 9.1 of the Indenture and unless otherwise provided for in the Board Resolution, Officer’s Certificate or indenture supplemental hereto establishing the 2035 Notes, from all covenants and other obligations referred to in Section 2.3(19) or 2.3(21) of the Indenture with respect to the 2035 Notes Outstanding on and after the date the conditions set forth below are satisfied (hereinafter, “covenant defeasance”). For this purpose, such covenant defeasance means that, with respect to the Outstanding 2035 Notes, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in such Section, whether directly or indirectly by reason of any reference elsewhere herein to such Section or by reason of any reference in such Section to any other provision herein or in any other document and such omission to comply shall not constitute an Event of Default under Section 5.1 of the Indenture, but the remainder of the Indenture and the 2035 Notes shall be unaffected thereby. The following shall be the conditions to application of this subsection C:
(a) The Issuer has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the 2035 Notes, (i) cash in an amount, or (ii) U.S. Government Obligations maturing as to principal and interest at such times and in such amounts as will insure the availability of cash or (iii) a combination thereof, sufficient to pay (A) the principal and interest on all 2035 Notes and (B) any mandatory sinking fund payments on the day on which such payments are due and payable in accordance with the terms of the Indenture and the 2035 Notes;
(b) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the 2035 Notes shall have occurred and be continuing on the date of such deposit;
(c) Such covenant defeasance shall not cause the Trustee to have a conflicting interest as referenced in Section 6.9 of the Indenture and for purposes of the Trust Indenture Act, with respect to any securities of the Issuer;
(d) Such covenant defeasance shall not result in a breach or violation of, or constitute a default under any agreement or instrument to which the Issuer is a party or by which it is bound;
(e) Such covenant defeasance shall not cause any 2035 Notes then listed on any registered national securities exchange under the Exchange Act to be delisted;
(f) The Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the 2035 Notes will not recognize income, gain or loss for United States Federal income tax purposes as a result of such covenant defeasance and will be subject to United States Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and
(g) The Issuer shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the covenant defeasance contemplated by this provision have been complied with.
U.Conversion and Exchange. The 2035 Notes shall not be convertible into or exchangeable for any other security.

V.Additional Issues. The Issuer may, without notice to or the consent of the Holders of the 2035 Notes, create and issue additional notes with the same terms as the 2035 Notes in all respects, except for the issue date, the public offering price and, under certain circumstances, the first interest payment date. Such additional notes shall be consolidated and form a single series with the 2035 Notes. If such additional notes are not fungible with the 2035 Notes for United States Federal income tax purposes, such additional notes will have a separate CUSIP number.
W.Other Terms. The 2035 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2035 Notes attached hereto as Annex A-1. In case of any conflict between this Annex A and the 2035 Notes, the form of the 2035 Notes shall control.
X.Access to Information. The Issuer and the Holders shall cooperate with the Trustee and shall provide the Trustee with reasonable access to, and copies of, documents or information necessary for the Trustee to comply with any cost basis reporting obligations imposed on it by a governmental authority in connection with certain transfers or exchanges of 2035 Notes. Notwithstanding the foregoing, no duty shall be imposed upon the Trustee by virtue of this clause.
Capitalized terms used but not otherwise defined in this Annex A shall have the respective meanings ascribed to such terms in the Indenture.

ANNEX C-1
[FORM OF 2035 NOTE]
REGISTERED    REGISTERED
THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS REGISTERED GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

No. R –[ ]	ISIN NO. US581557BY05

CUSIP NO. 581557 BY0

McKESSON CORPORATION
5.250% NOTES DUE MAY 30, 2035
McKesson Corporation, a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [                 ] Dollars ($[              ]) and to pay interest on said principal sum from May 30, 2025 or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on May 30 and November 30 (the “Interest Payment Dates”) of each year commencing on November 30, 2025, at the rate of 5.250% per annum until the principal hereof shall have become due and payable.
In the event that any Interest Payment Date is not a Business Day, such Interest Payment Date will be postponed to the next date that is a Business Day and no additional interest shall accrue. If the maturity date of the 2035 Notes falls on a day that is not a Business Day, the related payment of principal, premium, if any, and interest will be made on the next Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next Business Day.

The amount of interest payable shall be computed on the basis of a 360-day year composed of twelve 30-day months. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding day prior to such Interest Payment Date, as applicable. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such record date and may be paid to the person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given by mail by or on behalf of the Issuer to the registered Holders of 2035 Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Issuer maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the person entitled thereto at such address as shall appear in the registry books; provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee. Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual or facsimile signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
Capitalized terms used in this 2035 Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.
The provisions of this 2035 Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.
[Signature Page Follows]

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

McKESSON CORPORATION

By:
Name: Akinjide Falaki
Title: Senior Vice President and Treasurer
CERTIFICATE OF AUTHENTICATION
This is one of the Securities
referred to in the within-mentioned
Indenture.
U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION
as Trustee
By: ___________________________
Authorized Signatory
Dated: ________________________
Signature Page to 2035 Note

[FORM OF REVERSE SIDE OF 2035 NOTE]
This Note is one of a duly authorized series of securities (the “Securities”) of the Issuer designated as its 5.250% Notes due May 30, 2035 (the “2035 Notes”). The Securities are all issued or to be issued under and pursuant to an Indenture, dated February 15, 2023 (the “Indenture”), duly executed and delivered between the Issuer and U.S. Bank Trust Company, National Association as trustee with respect to the 2035 Notes (the “Trustee”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Securities and the terms upon which the 2035 Notes are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.
The 2035 Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the 2035 Notes are exchangeable for a like aggregate principal amount of 2035 Notes as requested by the Holder surrendering the same.
Except as set forth below, this Note is not redeemable and is not entitled to the benefit of a sinking fund or any analogous provision.
Prior to March 1, 2035, the Issuer may redeem the 2035 Notes at its option, in whole or in part, at any time and from time to time, for cash, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the date of redemption; and (ii) 100% of the principal amount of the 2035 Notes being redeemed; plus, in either case, accrued and unpaid interest thereon to, but not including, the redemption date. On or after March 1, 2035, the Issuer may redeem the 2035 Notes at its option, in whole or in part, at any time and from time to time, for cash at a redemption price equal to 100% of the principal amount of the 2035 Notes being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date.
“Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs.
The Treasury Rate will be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer will select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the maturity date (the “Remaining

Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and will interpolate to the maturity date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.
If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer will calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the maturity date, as applicable. If there is no United States Treasury security maturing on the maturity date but there are two or more United States Treasury securities with a maturity date equally distant from the maturity date, one with a maturity date preceding the maturity date and one with a maturity date following the maturity date, the Issuer will select the United States Treasury security with a maturity date preceding the maturity date. If there are two or more United States Treasury securities maturing on the maturity date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer will select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.
The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.
Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of the 2035 Notes to be redeemed.
Any notice of redemption may be given prior to the completion of any event or transaction, including any securities offering or other corporate transaction, and any redemption or notice of redemption may be subject to the satisfaction of one or more conditions precedent, including the completion of any such securities offering or corporate transaction. If any redemption or notice of redemption is subject to the satisfaction of one or more conditions precedent, the applicable notice of redemption will so state and will state that the redemption date may be delayed until such time as any or all of such conditions precedent have been satisfied, or such redemption may not occur and such notice of redemption may be rescinded in the event that any or all such conditions precedent have not been satisfied by the redemption date, or by the redemption date so delayed.

In the case of a partial redemption, selection of the 2035 Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No 2035 Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the 2035 Note will state the portion of the principal amount of the 2035 Note to be redeemed. A new 2035 Note in a principal amount equal to the unredeemed portion of the 2035 Note will be issued in the name of the Holder of the 2035 Note upon surrender for cancellation of the original 2035 Note. For so long as the 2035 Notes are held by DTC, the redemption of the 2035 Notes shall be done in accordance with the policies and procedures of the Depositary.
Unless the Issuer defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the 2035 Notes or portions thereof called for redemption.
If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer has previously exercised its right to redeem the 2035 Notes in whole as described above, Holders of the 2035 Notes will have the right to require the Issuer to repurchase all or any part (in integral multiples of $1,000 original principal amount) of their 2035 Notes pursuant to the offer described below (the “Change of Control Offer”); provided that the principal amount of any Note remaining outstanding after a repurchase in part shall be $2,000 or a higher integral multiple of $1,000. In the Change of Control Offer, the Issuer will be required to offer payment in cash equal to 101% of the then outstanding aggregate principal amount of 2035 Notes repurchased plus accrued and unpaid interest, if any, on the 2035 Notes repurchased, to, but not including, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Issuer will be required to mail a notice to Holders of the 2035 Notes (with a copy to the Trustee and the paying agent (if other than the entity acting as Trustee)) describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the 2035 Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The Issuer must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the 2035 Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Issuer will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.
On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to: (i) accept for payment all 2035 Notes or portions thereof properly tendered pursuant to the Change of Control Offer; (ii) irrevocably deposit with the paying agent, no later than 10:00 a.m., New York City time, an amount equal to the Change of Control Payment in respect of all 2035 Notes or portions thereof properly tendered; and (iii) deliver or cause to be delivered to the Trustee the 2035 Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of 2035 Notes or portions of 2035 Notes being repurchased.

The paying agent will promptly mail (or, in the case of 2035 Notes held in book-entry form, transmit electronically) to each Holder of the 2035 Notes properly tendered the repurchase price for such 2035 Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unrepurchased portion of any 2035 Notes surrendered; provided, that each new Note will be in a principal amount of $2,000 or an integral multiple of $1,000 thereafter.
Notwithstanding the foregoing, the Issuer will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Issuer and the third party repurchases all 2035 Notes properly tendered and not withdrawn under its offer. In addition, the Issuer will not repurchase any 2035 Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.
“Below Investment Grade Rating Event” means the 2035 Notes are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the 2035 Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).
“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries taken as a whole to any Person other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3) the first day on which a majority of the members of the Issuer’s Board of Directors are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (i) the Issuer becomes a wholly owned subsidiary of a holding company and (ii) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.
“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.
“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Issuer who (1) was a member of such Board of Directors on the date of original issue of the 2035 Notes; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Issuer’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Fitch” means Fitch Ratings Inc., a subsidiary of Hearst Corporation and Fimalac, S.A., or its successor.
“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Fitch or Moody’s and BBB- (or the equivalent) by S&P.
“Moody’s” means Moody’s Investors Service, Inc., or its successor.
“Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any one or more of Fitch, Moody’s or S&P ceases to rate the 2035 Notes or fails to make a rating of the 2035 Notes publicly available for reasons outside of the Issuer’s reasonable control, then, at the Issuer’s election, either (x) each of the remaining agencies, as the case may be, or (y) each of the remaining agencies, as the case may be, and any “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer (as certified by a Board Resolution) as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.
“S&P” means S&P Global Ratings, a division of S&P Global, Inc., or its successor.
If an Event of Default with respect to the 2035 Notes shall occur and be continuing, the principal of all the 2035 Notes may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Senior Securities or Subordinated Securities, as the case may be, of all series issued under such Indenture then outstanding and affected (each voting as one class), to add any provisions to, or change in any manner, eliminate or waive any of the provisions of, such Indenture or modify in any manner the rights of the holders of the Securities or Coupons so affected; provided that the Issuer and the Trustee, may not, without the consent of the holder of each Outstanding Security affected thereby, (i) extend the final maturity of the principal of any Security or reduce the principal amount thereof or premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or change the currency in which the principal thereof (other than as otherwise may be provided with respect to such series), premium, if any, or interest thereon is payable or reduce the amount of the principal of any Original Issue Discount Security that is payable upon acceleration or provable in bankruptcy, or in the case of Subordinated Securities of any series, modify any of the subordination provisions or the definition of “Senior Indebtedness” relating to such series in a manner adverse to the holders of such Subordinated Securities, or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under the Indenture, the consent of the holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent thereto. The preceding sentence shall not, however, apply to a default in the payment of the principal of or interest on any of the Securities.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in Philadelphia, Pennsylvania, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the holder hereof or by its attorney duly authorized in writing, and thereupon one or more new 2035 Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.
No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.
Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.
THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED
GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]
Schedule A
Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

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